46934130v8 SUPERPRIORITY SECURED DEBTOR-IN-POSSESSION CREDIT AGREEMENT Dated as of May [__], 2024 by and among APPGATE CYBERSECURITY, INC., as Borrower, EACH PERSON LISTED AS A GUARANTOR ON THE SIGNATURE PAGES HERETO, as Guarantors, THE LENDERS FROM TIME TO TIME PARTY HERETO, as Lenders, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

-i- Table of Contents Page ARTICLE I DEFINITIONS; CERTAIN TERMS ...................................................................................3 Section 1.01 Definitions ...............................................................................................3 Section 1.02 Terms Generally ....................................................................................31 Section 1.03 Certain Matters of Construction ............................................................32 Section 1.04 Accounting and Other Terms ................................................................32 Section 1.05 Time References....................................................................................33 Section 1.06 Obligation to Make Payments in Dollars ..............................................33 ARTICLE II THE LOANS .....................................................................................................................33 Section 2.01 Commitments ........................................................................................33 Section 2.02 Making of the Loans .............................................................................34 Section 2.03 Repayment of Loans; Evidence of Debt ...............................................34 Section 2.04 Interest ...................................................................................................35 Section 2.05 Termination of Commitment; Prepayment of Loans ............................36 Section 2.06 [Reserved] .............................................................................................37 Section 2.07 Taxes .....................................................................................................37 ARTICLE III [RESERVED] ....................................................................................................................40 ARTICLE IV APPLICATION OF PAYMENTS .....................................................................................40 Section 4.01 Payments and Computations .................................................................40 Section 4.02 Sharing of Payments .............................................................................41 Section 4.03 Apportionment of Payments .................................................................41 Section 4.04 [Reserved] .............................................................................................42 Section 4.05 No Discharge; Survival of Claims ........................................................42 Section 4.06 Super Priority Nature of Obligations and Lenders’ Liens ....................42 Section 4.07 Release ..................................................................................................42 Section 4.08 Waiver of Certain Rights ......................................................................43 Section 4.09 Grant of Security; Security for Obligations; Loan Parties Remain Liable.....................................................................................................44 ARTICLE V CONDITIONS TO LOANS ..............................................................................................47 Section 5.01 Conditions Precedent to Effectiveness of the DIP Facility ...................47 Section 5.02 Conditions Precedent to Initial Funding ...............................................49 Section 5.03 Conditions Precedent to Second Funding .............................................50 ARTICLE VI REPRESENTATIONS AND WARRANTIES..................................................................51

-ii- Section 6.01 Representations and Warranties ............................................................51 ARTICLE VII COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS .........................................................................................................................56 Section 7.01 Reporting Requirements........................................................................56 Section 7.02 [Reserved] .............................................................................................57 Section 7.03 Budget ...................................................................................................57 Section 7.04 Existence ...............................................................................................58 Section 7.05 Incurrence of Indebtedness and Issuance of Disqualified Stock ...........58 Section 7.06 [Reserved] .............................................................................................58 Section 7.07 Limitation on Investments ....................................................................58 Section 7.08 Liens ......................................................................................................58 Section 7.09 Asset Sales; Insurance/Condemnation ..................................................58 Section 7.10 Limitation on Restricted Payments .......................................................60 Section 7.11 Intellectual Property ..............................................................................60 Section 7.12 Limitations on Transactions with Affiliates ..........................................60 Section 7.13 Additional Guarantors ...........................................................................61 Section 7.14 Payment of Taxes and Claims; Maintenance of Properties ..................61 Section 7.15 Notices; Information .............................................................................62 Section 7.16 Compliance with Laws and Contractual Obligations............................62 Section 7.17 Books and Records; Inspections ...........................................................63 Section 7.18 [Reserved] .............................................................................................63 Section 7.19 Limitations on Restrictive Agreements .................................................63 Section 7.20 [Reserved] .............................................................................................64 Section 7.21 Post-Closing Requirements ...................................................................64 Section 7.22 Further Assurances ................................................................................64 Section 7.23 Lender Meetings....................................................................................64 Section 7.24 [Reserved] .............................................................................................64 Section 7.25 Use of Proceeds .....................................................................................64 Section 7.26 Consolidation Etc. .................................................................................65 Section 7.27 Chapter 11 Milestones...........................................................................65 Section 7.28 Bankruptcy Covenants ..........................................................................65 Section 7.29 Chapter 11 Cases ...................................................................................65 Section 7.30 Employee Payments ..............................................................................66 Section 7.31 Change to DIP Orders ...........................................................................66 Section 7.32 Superpriority Claims .............................................................................66 ARTICLE VIII [RESERVED] ....................................................................................................................66 ARTICLE IX EVENTS OF DEFAULT ...................................................................................................66 Section 9.01 Events of Default; Exercise of Remedies..............................................66 Section 9.02 [Reserved] .............................................................................................72

-iii- ARTICLE X AGENTS ............................................................................................................................72 Section 10.01 Appointment ..........................................................................................72 Section 10.02 Nature of Duties; Delegation ................................................................73 Section 10.03 Rights, Exculpation, Etc. .......................................................................73 Section 10.04 Reliance .................................................................................................75 Section 10.05 Indemnification .....................................................................................75 Section 10.06 Agents Individually ...............................................................................76 Section 10.07 Successor Agent ....................................................................................76 Section 10.08 Collateral Matters ..................................................................................77 Section 10.09 Agency for Perfection ...........................................................................78 Section 10.10 No Reliance on any Agent’s Customer Identification Program............79 Section 10.11 No Third Party Beneficiaries ................................................................79 Section 10.12 No Fiduciary Relationship ....................................................................79 Section 10.13 Reports; Confidentiality; Disclaimers ...................................................79 Section 10.14 [Reserved] .............................................................................................80 Section 10.15 [Reserved] .............................................................................................80 Section 10.16 [Reserved] .............................................................................................80 Section 10.17 Collateral Agent May File Proofs of Claim ..........................................80 Section 10.18 Erroneous Distribution ..........................................................................81 ARTICLE XI GUARANTY .....................................................................................................................81 Section 11.01 Guaranty ................................................................................................81 Section 11.02 Guaranty Absolute ................................................................................81 Section 11.03 Waiver ...................................................................................................82 Section 11.04 Continuing Guaranty; Assignments ......................................................83 Section 11.05 Subrogation ...........................................................................................83 Section 11.06 Contribution ..........................................................................................84 ARTICLE XII MISCELLANEOUS ..........................................................................................................84 Section 12.01 Notices, Etc. ..........................................................................................84 Section 12.02 Amendments, Etc. .................................................................................87 Section 12.03 No Waiver; Remedies, Etc. ...................................................................88 Section 12.04 Expenses; Attorneys’ Fees ....................................................................88 Section 12.05 Right of Set-off .....................................................................................89 Section 12.06 Severability ...........................................................................................89 Section 12.07 Assignments and Participations ............................................................90 Section 12.08 Counterparts ..........................................................................................93 Section 12.09 Governing Law......................................................................................93 Section 12.10 Consent to Jurisdiction; Service of Process and Venue. .......................93 Section 12.11 Waiver of Jury Trial, etc. ......................................................................94 Section 12.12 Consent by the Agents and Lenders ......................................................95 Section 12.13 [Reserved] .............................................................................................95 Section 12.14 Reinstatement; Certain Payments .........................................................95 Section 12.15 Indemnification; Limitation of Liability for Certain Damages .............95

Section 12.16	Records	96
Section 12.17	Binding Effect	97
Section 12.18	Highest Lawful Rate	97
Section 12.19	Confidentiality	98
Section 12.20	Public Disclosure	99
Section 12.21	Integration	99
Section 12.22	USA PATRIOT Act	99
Section 12.23	Judgment Currency	99
Section 12.24	Waiver of Immunity	100
Section 12.25	Conflict; Control	100
Section 12.26	Bankruptcy Matters	100

-iv-

-v- SCHEDULES AND EXHIBITS Schedule I Lenders and Lenders’ Commitments Schedule II Foreign Subsidiary Indebtedness, Investments and Liens Schedule III Schedule IV Schedule V Schedule VI Schedule VII Schedule VIII Schedule IX Schedule X Schedule XI Schedule XII Schedule XIII Schedule XIV Capitalization Litigation Taxes Intellectual Property Benefit Plans Initial Pledged Shares Promissory Notes, Instruments and Tangible Chattel Paper [Reserved] Commercial Tort Claims Letter-of-Credit Rights Post-Closing Requirements DIP Milestones Exhibit A Initial Budget Exhibit B Form of Assignment and Acceptance Exhibit C Form of Notice of Borrowing

-1- SUPERPRIORITY SECURED DEBTOR-IN-POSSESSION FINANCING AGREEMENT THIS SUPERPRIORITY SECURED DEBTOR-IN-POSSESSION FINANCING AGREEMENT, dated as of May [__], 2024, by and among APPGATE CYBERSECURITY, INC., a Delaware corporation (the “Borrower”), each Person listed as a “Guarantor” on the signature pages hereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” hereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), U.S. Bank Trust Company, National Association, (“U.S. Bank”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and U.S. Bank, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). RECITALS WHEREAS, on May 6, 2024, (the “Petition Date”), the Borrower and the other Loan Parties (collectively, the “Debtors” and, each individually, a “Debtor”) each commenced a chapter 11 case, which are being jointly administered (each, a “Chapter 11 Case,” and collectively, the “Chapter 11 Cases”) by filing separate voluntary petitions for relief under Chapter 11 of the U.S. Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”); and each Debtor continues to operate its businesses and manage its properties as a debtor and debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code; WHEREAS, prior to the Petition Date, certain of the Lenders and/or certain of their affiliates or controlled funds provided financing to the Borrower pursuant to that certain Amended and Restated Note Issuance Agreement, dated as of June 9, 2023 (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “1L Convertible NIA” and together with the other “Agreement Documents” (as defined therein), the “1L Convertible Notes Documents”), by and among the Borrower, as the issuer, Parent and the other guarantors party thereto (the “1L Convertible Note Parties”), Magnetar Financial LLC, as the representative of the Noteholders (as defined therein) (such Noteholders, the “1L Convertible Noteholders”), and U.S. Bank Trust Company, National Association, as collateral agent (in such capacity, the “1L Convertible Notes Agent,” and together with the 1L Convertible Noteholders, the “1L Secured Parties,” and the Obligations (as defined therein) of the 1L Convertible Note Parties under the 1L Convertible Notes Documents, the “1L Convertible Notes Obligations”); WHEREAS, prior to the Petition Date, certain other lending and/or investment entities have provided financing to the Borrower pursuant to (a) that certain Note Issuance Agreement, dated as of July 20, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “2L Convertible NIA,” and, together with the other “Agreement Documents” (as defined therein), the “2L Convertible Notes Documents”), by and among the Borrower, as the issuer, Parent and the other guarantors party thereto (the “2L Convertible Note Parties”), and Appgate Funding LLC, as the representative of the Lenders (as defined therein) (such Lenders, the “2L Convertible Noteholders”) and as collateral agent (in such capacity, the “2L Convertible Notes Agent” and the 2L Convertible Notes Agent together with the 2L

-2- Convertible Noteholders, the “2L Secured Parties,” and the Obligations (as defined therein) of the 2L Convertible Note Parties in respect of the 2L Convertible Notes Documents, the “2L Convertible Notes Obligations”) and (b) that certain Amended and Restated Revolving Credit Agreement, dated as of June 9, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “3L RCF Credit Agreement” and, together with the other Loan Documents (as defined therein), the “3L RCF Loan Documents,” and, together with the 1L Convertible Notes Documents and the 2L Convertible Notes Documents, the “Prepetition Debt Documents,” and the Obligations (as defined therein) of the 3L Loan Parties in respect of the 3L RCF Loan Documents, the “3L RCF Obligations,” and, together with the 1L Convertible Notes Obligations and the 2L Convertible Notes Obligations, the “Prepetition Obligations”), by and among SIS Holdings, L.P., as the lender (the “3L Secured Party,” and, together with the 1L Secured Parties and the 2L Secured Parties, collectively, the “Prepetition Secured Parties”), the Borrower, as the borrower, Parent, and the other guarantors party thereto (the “3L Loan Parties”); WHEREAS, the Loan Parties party hereto (in their capacity as Debtors) have requested that the Lenders party hereto provide a senior secured, superpriority debtor-in- possession term loan facility as set forth herein in the maximum aggregate principal amount of $18,000,000 (the “DIP Facility”), which is subject to the terms and conditions set forth herein and in the DIP Orders; WHEREAS, the proceeds of the DIP Facility shall be used to fund the costs and expenses of the Chapter 11 Cases, general corporate purposes and working capital requirements of Borrower and its Subsidiaries during the pendency of the Chapter 11 Cases, and such other purposes set forth in Section 6.01(j) herein and in compliance with Section 7.25; WHEREAS, each of the Guarantors will guaranty all of the Obligations under the Loan Documents; WHEREAS, in order to secure the Obligations of the Borrower and the other Guarantors under the Loan Documents, the Borrower and the Guarantors will each grant to the Collateral Agent, for the benefit of Collateral Agent and all other Secured Parties, subject to the Carve Out, a security interest in and a Lien upon substantially all of the now existing and hereafter acquired property of each of the Loan Parties, subject to the limitations and priorities contained in the Loan Documents and the DIP Orders; WHEREAS, the relative priority of the Liens and security interests granted to secure the Obligations in relation to the Liens and security interests securing the Prepetition Obligations and certain other obligations will be set forth in the DIP Orders; and WHEREAS, the Lenders are, severally, and not jointly, willing to extend such credit to the Borrower and the other Loan Parties on the terms and subject to the conditions set forth herein and the DIP Orders, as applicable. NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

-3- ARTICLE I DEFINITIONS; CERTAIN TERMS Section 1.01 Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below: “13-Week Budget” means a thirteen-week rolling operating budget and cash flow forecast, in form and substance acceptable to the Required Lenders in their sole discretion which shall reflect the Borrower’s good faith projection of all weekly cash receipts and disbursements in connection with the operation of the Loan Parties’ and their respective Subsidiaries’ businesses during such thirteen-week period, as such budget and forecast may be updated from time to time as required under Section 7.03 and which has been certified by an officer of the Borrower as having been prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time made (it being acknowledged and agreed that the thirteen-week rolling operating budget and cash flow forecast attached hereto as Exhibit A is in form and with such level of detail acceptable to the Required Lenders). “1L Convertible NIA” has the meaning assigned to such term in the recitals hereto. “1L Convertible Note Parties” has the meaning assigned to such term in the recitals hereto “1L Convertible Noteholders” has the meaning assigned to such term in the recitals hereto. “1L Convertible Notes Agent” has the meaning assigned to such term in the recitals hereto. “1L Convertible Notes Documents” has the meaning assigned to such term in the recitals hereto. “1L Convertible Notes Obligations” has the meaning assigned to such term in the recitals hereto. “1L Secured Parties” has the meaning assigned to such term in the recitals hereto. “2L Convertible NIA” has the meaning assigned to such term in the recitals hereto. “2L Convertible Note Parties” has the meaning assigned to such term in the recitals hereto. “2L Convertible Noteholders” has the meaning assigned to such term in the recitals hereto. “2L Convertible Notes Agent” has the meaning assigned to such term in the recitals hereto.

-4- “2L Convertible Notes Documents” has the meaning assigned to such term in the recitals hereto. “2L Convertible Notes Obligations” has the meaning assigned to such term in the recitals hereto. “2L Secured Parties” has the meaning assigned to such term in the recitals hereto. “3L RCF Credit Agreement” has the meaning assigned to such term in the recitals hereto. “3L RCF Loan Documents” has the meaning assigned to such term in the recitals hereto. “3L RCF Obligations” has the meaning assigned to such term in the recitals hereto. “3L Loan Parties” has the meaning assigned to such term in the recitals hereto. “3L Secured Party” has the meaning assigned to such term in the recitals hereto. “Action” has the meaning specified therefor in Section 12.12. “Administrative Agent” has the meaning specified therefor in the preamble hereto. “Administrative Agent’s Accounts” means one or more accounts designated by the Administrative Agent at a bank designated by the Administrative Agent from time to time as the accounts into which the Loan Parties shall make all payments to the Administrative Agent for the benefit of the Agents and the Lenders under this Agreement and the other Loan Documents. “Adverse Proceeding” means any action, suit, proceeding, hearing (in each case, whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of any Loan Party or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign, whether pending or, to the knowledge of any Loan Party or any of its Subsidiaries, threatened against or affecting any Loan Party or any of its Subsidiaries or any property of any Loan Party or any of its Subsidiaries. “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding anything to the contrary herein, (i) the determination of whether a Person is an “Affiliate” of another Person for purposes of this Agreement shall be made based on the facts at the time such determination is made or required to be made, as the case may be, hereunder and (ii) none of the Lenders party hereto as of the date hereof shall be deemed an Affiliate of the Borrower for purposes of this Agreement solely by virtue of their Loans and related commitment. Any reference to an Affiliate of the Administrative Agent shall include any

-5- investment fund or account managed or advised by the Administrative Agent or any of its representatives or Affiliates and conversely any Affiliate of any investment fund or account managed or advised by the Administrative Agent or any of its representatives or Affiliates shall include the Administrative Agent. “Agent” and “Agents” have the respective meanings specified therefor in the preamble hereto. “Agent Fee Letter” means that certain fee letter, dated as of the date hereof, by and among the Agents and the Borrower. “Aggregate Payments” has the meaning specified therefor in Section 11.06. “Agreement” means this Superpriority Secured Debtor in Possession Credit Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative. “Anti-Corruption Laws” means all applicable laws, rules, regulations and orders relating to the prevention of corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, and all national and international laws, rules, regulations and orders enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions. “Anti-Money Laundering Laws” means all laws, rules, regulations and orders relating to terrorism or money laundering, including Executive Order No. 13224, the USA PATRIOT Act and the laws, rules, regulations and orders comprising or implementing the Bank Secrecy Act. “Approved Budget” means each of (a) the Initial Budget and (b) any subsequent 13-Week Budget delivered by the Borrower and approved by the Required Lenders in their sole discretion, in each case, pursuant to Section 7.03. “Approved Deviation” shall have the meaning specified in Section 7.03(c). “Asset Sale Proceeds” shall have the meaning specified in Section 7.09(a). “Asset Sale Prepayment” shall have the meaning specified in Section 7.09(a). “Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Administrative Agent (and the Collateral Agent, if applicable), in accordance with Section 12.07 hereof and substantially in the form of Exhibit B hereto or such other form acceptable to the Administrative Agent or such other form approved by the Administrative Agent. “Authorized Officer” means, with respect to any Person, the chief executive officer, chief operating officer, chief financial officer, treasurer or other financial officer performing similar functions, president or executive vice president of such Person.

-6- “Automatic Stay” means the automatic stay imposed under Section 362 of the Bankruptcy Code. “Avoidance Action Proceeds” has the meaning specified therefor in Section 4.09(a). “Avoidance Actions” has the meaning specified therefor in Section 4.09(a). “Bankruptcy Code” has the meaning assigned to such term in the recitals hereto. “Bankruptcy Court” has the meaning assigned to such term in the recitals hereto. “Board of Directors” means: (a) with respect to a corporation, the board of directors of the corporation or a duly authorized committee thereof; (b) with respect to a partnership, the board of directors of the general partner of the partnership; (c) with respect to a limited liability company managed by the member or members, the managing member or members or any controlling committee of managing members thereof; (d) with respect to a limited liability company managed by a manager or managers, the manager or managers and any controlling committee of managers; and (e) with respect to any other person, the board or committee of such person serving a similar function. “Borrower” has the meaning specified therefor in the preamble hereto. “Budget Event” means any of the following: (a) the actual amount of aggregate cumulative operating disbursements plus capital expenditure disbursements during any Budget Testing Period (other than the Initial Budget Testing Periods) shall exceed the projected cumulative operating disbursements plus capital expenditure disbursements in the Approved Budget for such Budget Testing Period by more than 10%; or (b) the aggregate amount of actual receipts during any Budget Testing Period (other than the Initial Budget Testing Periods) shall be less than 85% of the aggregate cumulative receipts in the Approved Budget for such Budget Testing Period (the variances described in (a) and (b) of this definition, the “Permitted Variance”). “Budget Testing Date” means (i) each of the second, third and fourth Friday occurring after the Petition Date (collectively, the “Initial Budget Testing Dates”) and (ii) the

-7- Friday of each alternating calendar week, commencing on the fifth Friday occurring after the Petition Date. “Budget Testing Period” means, (i) the one-week period ending on the first Sunday following the Petition Date, (ii) the two-week period ending on the second Sunday following the Petition Date, (iii) the three-week period ending on the third Sunday following the Petition Date (the foregoing clauses (i), (ii) and (iii), the “Initial Budget Testing Periods”) and (iv) thereafter, the rolling four-week period ending on the Sunday immediately preceding each Budget Testing Date occurring after the Initial Budget Testing Dates. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or, with respect to any payment, the place of payment, are authorized or required to close by law. “Capital Stock” with respect to any Person means any and all shares, interests, rights, participations or other equivalents of or interests in (however designated) stock, limited liability company interests or other equity interests (including partnership or membership interests) issued by such Person that confer the right to receive a share of the profits and losses of, or distributions of, such Person, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing, but “Capital Stock” shall not include any debt securities convertible into or exchangeable for any securities otherwise constituting Capital Stock pursuant to this definition, whether or not such debt securities include any right of participation with Capital Stock. “Capital Lease Obligation” means, with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP. “Carve Out” has the meaning set forth in the then applicable DIP Order. “Carve Out Trigger Notice” has the meaning set forth in the then applicable DIP Order. “Cash Collateral” has the meaning assigned to such term in section 363(a) of the Bankruptcy Code. “Cash Equivalents” means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the three highest ratings obtainable from either S&P or Moody’s; (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s; (iv)

-8- certificates of deposit or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank or by a bank organized under the laws of any foreign country recognized by the United States of America, in each case having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000 (or the foreign currency equivalent thereof); (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; and (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (v) above. “Ch. 11 Plan” means “Plan” as such term is defined in the DIP Order. “Challenge Period” has the meaning specified in the Interim DIP Order. “Change of Control” means (1) any Combination Transaction as a result of which holders of the Common Equity of the Parent immediately prior to such Combination Transaction own, directly or indirectly, in the aggregate, less than 30% of the voting power of the Common Equity of the continuing, surviving, or succeeding entity or the parent thereof immediately after such Combination Transaction, unless such transaction results in a Permitted Holder owning, directly or indirectly, in the aggregate, 30% or more of the voting power of the Common Equity of the continuing, surviving, or succeeding entity or the parent thereof immediately after such Combination Transaction, (2) any transaction or series of related transactions in which in excess of 30% of the voting power of the Common Equity of the Parent is transferred to any “person” or “group” within the meaning of Section 13(d) of the Exchange Act, or any such “person” or “group”, other than, in each case, a Permitted Holder, becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of more than 30% of the voting power of the Common Equity of the Parent, or (3) any sale, lease, or other disposition of all or substantially all of the consolidated assets of the Parent and its Subsidiaries, taken as a whole, to any Person other than one of the Parent’s direct or indirect Wholly-Owned Subsidiaries; provided with respect to clauses (1) and (2), the acquisition by the Lenders of Common Equity shall not be deemed a Change of Control. “Chapter 11 Cases” has the meaning assigned to such term in the recitals to this Agreement. “CIP Regulations” has the meaning specified therefor in Section 10.10. “Code” means Title 26 of the United States Code entitled “Internal Revenue Code,” as now and hereafter in effect, or any successor statute. “Collateral” has the meaning specified therefor in Section 4.09(a). “Collateral Agent” has the meaning specified therefor in the preamble hereto. “Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

-9- “Combination Transaction” means with respect to a Person any consolidation or merger of such Person with or into any other corporation or other entity or person (including any acquisition, purchase or similar transaction of or involving such Person by another Person), or any other reorganization, in each case, excluding any transaction effected solely for the purpose of reincorporating into another jurisdiction. “Commitments” means, with respect to each Lender, the commitment of such Lender to make Loans to the Borrower and the other Loan Parties in the amount set forth in Schedule I hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. The aggregate amount of Commitments existing on the Effective Date shall be $18,000,000. “Committees” means collectively, an official committee of unsecured creditors, if any, and any other official committee appointed or approved in any Chapter 11 Case and each of such committees shall be referred to herein as a “Committee”. “Common Equity” of any Person means Capital Stock of such Person that is generally entitled to vote in the election of members of the Board of Directors of such Person. “Common Stock” means the Parent’s common stock, par value $0.001 per share. “Contingent Indemnity Obligations” means any Obligation constituting a contingent, unliquidated indemnification obligation of any Loan Party, in each case, to the extent (a) such obligation has not accrued and is not yet due and payable and (b) no claim has been made or is reasonably anticipated to be made with respect thereto. “Contract” means all written contracts and agreements between any Grantor and any other Person (in each case, whether third party or intercompany) as the same may be amended, extended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, including (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of any Grantor to damages arising thereunder and (iv) all rights of any Grantor to terminate and to perform and compel performance of, such contracts and to exercise all remedies thereunder. “Contractual Obligation” means, as applied to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject. “Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) which, together with the Borrower and its Subsidiaries are treated as a single employer under Section 414 of the Code. “Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including all renewals and extensions thereof, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto.

-10- “Debtor Relief Law” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief law of the United States or other applicable jurisdiction from time to time in effect. “Debtor Professionals” means, collectively, each of the following: (a) Kirkland & Ellis LLP; (b) Cole Schotz P.C.; (c) Triple P RTS, LLC; (d) Triple P Securities, LLC; and (e) Donlin, Recano & Company, Inc.. “Debtors” has the meaning specified in the recitals hereto. “Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default. “Default Notice Period” has the meaning specified therefor in Section 9.01. “DIP Credit Facility Super-Priority Claims” has the meaning set forth in the then applicable DIP Order. “DIP Facility” has the meaning assigned to such term in the recitals to this Agreement. “DIP Funding Date” means the Initial DIP Funding Date or the Second DIP Funding Date, as applicable. “DIP Order” means the Interim DIP Order or the Final DIP Order, as applicable, or each of them as the context may require. “DIP Proceeds” means the proceeds received by the Borrower and the other Loan Parties from the Loans. “DIP Termination Date” means the earliest of (i) the Stated Maturity Date, (ii) if the Final DIP Order has not been entered, forty-five (45) calendar days after the Petition Date, (iii) the date of acceleration of the Loans and the termination of the Commitments upon the occurrence and during the continuation of an Event of Default (at the direction of the Required Lenders) in accordance with the terms of this Agreement and the other Loan Documents, (iv) the effective date of any Chapter 11 plan, (v) the date the Bankruptcy Court converts any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, (vi) the date the Bankruptcy Court dismisses any of the Chapter 11 Cases, (vii) the date of consummation of any sale of all or substantially all of the assets of the Debtors pursuant to section 363 of the Bankruptcy Code and (viii) the date an order is entered in any bankruptcy case appointing a Chapter 11 trustee or examiner with enlarged powers. “Disposition” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division, an issuance of Capital Stock, or otherwise) of any property, businesses or assets of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, leased or licensed, including Capital Stock of any Subsidiary, by any Person (including any sale

-11- and leaseback transaction), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith (including, without limitation, any rights to any residual payment stream with respect thereto). For purposes of this definition, “Disposition” shall include (a) the sale or other disposition for value of any contracts or (b) any disposition of property through a “plan of division” under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, in each case by Company, Parent or any Subsidiary. “Disposition” shall not include the expiration of a lease by its terms or the non-renewal of a lease. Notwithstanding the preceding, each of the following items will be deemed not to be a Disposition: (1) Any Investment that is a Permitted Investment; (2) the sale, lease or other transfer of products, raw materials, feedstock, services or accounts receivable in the ordinary course of business; (3) the sale or other disposition of Cash Equivalents; (4) licensing and sub-licensing by any Loan Party and/or any Subsidiary of Intellectual Property permitted by Section 7.11 hereof; (5) any sale, abandonment or other disposition of damaged, worn-out, redundant or obsolete assets in the ordinary course of business; (6) the granting of Liens not prohibited by this Agreement; (7) a Restricted Payment that does not violate the terms of this Agreement; (8) any Permitted Equity Raise; and (9) any issuance of Permitted Disqualified Stock or awards exercisable for Common Stock pursuant to any equity incentive plan approved by the Board of Directors of the Borrower. “Disqualified Stock” means any Capital Stock which, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Capital Stock that is not Disqualified Stock and/or cash in lieu of fractional shares), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder of the Capital Stock (other than solely for Capital Stock that is not Disqualified Stock and/or cash in lieu of fractional shares), in whole or in part, (c) requires the payment of any cash dividend or any other scheduled cash payment, or (d) is or becomes convertible into or exchangeable for Indebtedness (other than Indebtedness permitted to be incurred pursuant to Section 7.05 of this Agreement) or any other Capital Stock that would constitute Disqualified Stock, in each case, prior to the date that is 90 days after the date on which the Loans mature. Notwithstanding the preceding sentence, only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or

-12- exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock. For the avoidance of doubt, the Common Stock as of the date hereof is not Disqualified Stock. “Dividing Person” shall have the meaning specified in the definition of Division. “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Dollar,” “Dollars” and the symbol “$” each means lawful money of the United States of America. “Domestic Subsidiary” means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia. “Early Termination Fee” means, as of any date of determination, with respect to any Loans prepaid, repaid or accelerated, an amount equal to the aggregate amount of interest which would have otherwise been payable on the principal amount of the Loans prepaid, repaid, or accelerated (as applicable) on such date of such prepayment, repayment or acceleration (as applicable) through the Stated Maturity Date (and for the avoidance of doubt, for purposes of such calculation, on each Interest Payment Date occurring after the date of such prepayment or repayment (or requirement to prepay or repay) through the Stated Maturity Date, interest with respect to such Loans shall be deemed to be capitalized in accordance with Section 2.04(c) by adding all PIK Interest with respect to such Loans to the outstanding principal amount of such Loans on each such Interest Payment Date) discounted at the Treasury Rate plus 0.50%. “Effective Date” has the meaning specified therefor in Section 5.01. “Equity/Debt Prepayment” has the meaning specified therefor in Section 7.09(c). “Equity Issuance” means either (a) the sale or issuance by any Loan Party or any of its Subsidiaries of any shares of its Capital Stock or (b) the receipt by the Parent of any cash capital contributions. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections. “ERISA Affiliate” means each member of the Controlled Group. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure of a Plan to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived;

-13- (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; or (f) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, in either case, concerning the imposition upon the Borrower or any of its ERISA Affiliates of withdrawal liability or a determination that a Multiemployer Plan is, or is reasonably expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “Erroneous Distribution” has the meaning specified therefor in Section 10.18. “Event of Default” has the meaning specified therefor in Section 9.01. “Excess Net Insurance/Condemnation Proceeds” shall have the meaning specified in Section 7.09(b). “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Equity Interests” means any of the outstanding Capital Stock of a Foreign Subsidiary which is not a Guarantor in excess of 65% of the voting power of all classes of Capital Stock of such Subsidiary entitled to vote. “Excluded Property” has the meaning specified therefor in Section 4.09(a). “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding (including backup withholding) Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment (or otherwise in any Loan Document) pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.07, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.07(e) and (d) any withholding Taxes imposed under FATCA. “Executive Order No. 13224” means the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. “Extraordinary Receipts” means any cash received by the Borrower or any of its Subsidiaries not in the ordinary course of business (and not consisting of Asset Sale Proceeds or

-14- Excess Net Insurance/Condemnation Proceeds, and not any client contract fees which are received in a manner consistent with past practices), including, without limitation, (a) material foreign, United States, state or local tax refunds, (b) pension plan reversions, (c) proceeds of insurance (other than to the extent such insurance proceeds are immediately payable to a Person that is not the Borrower or any of its Subsidiaries in accordance with applicable law or with Contractual Obligations entered into in the ordinary course of business), (d) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (e) condemnation awards (and payments in lieu thereof), (f) indemnity payments (other than to the extent such indemnity payments are immediately payable to a Person that is not an Affiliate of the Borrower or any of its Subsidiaries) and (g) any purchase price adjustment received in connection with any purchase agreement. “Extraordinary Receipts Prepayment” has the meaning specified therefor in Section 7.09(d). “Fair Market Value” means with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a sale of such asset or group of assets at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as determined in good faith by the Board of Directors of the Parent or the Borrower. “Fair Share” has the meaning specified therefor in Section 11.06. “Fair Share Contribution Amount” has the meaning specified therefor in Section 11.06. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal, tax or regulatory legislation, rules or official practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of Sections 1471 through 1474 of the Internal Revenue Code and the Treasury Regulations thereunder. “Final DIP Order” means a final order entered by the Bankruptcy Court in the Chapter 11 Cases substantially in the form of the Interim DIP Order (with only such modifications thereto as are reasonably necessary to convert the Interim DIP Order to a final order and other modifications as are satisfactory in form and substance to the Debtors and the Administrative Agent at the direction of the Required Lenders in their sole discretion). “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary of the Borrower that is not a Domestic Subsidiary.

-15- “GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis. “Global Intercompany Note” means that certain global intercompany note, dated as of the date hereof, executed and delivered by each Loan Party and their respective Subsidiaries as such global intercompany note may be amended, supplemented or otherwise modified from time to time. “Governing Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization, and the operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, declaration or other applicable agreement or documentation evidencing or otherwise relating to its formation or organization, governance and capitalization; and (d) with respect to any of the entities described above, any other agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization. “Governmental Authority” means any nation or government, any foreign, Federal, state, territory, provincial, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Grantors” means the Borrower, each Guarantor and each other Person that executes a supplement, in form and substance acceptable to Administrative Agent (at the direction of the Required Lenders) and becomes an additional Grantor hereunder. “Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or any other obligation of any other Person: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning. “Guaranteed Obligations” has the meaning specified therefor in Section 11.01.

-16- “Guarantor” means (a) the Parent, (b) each Subsidiary of the Borrower listed as a “Guarantor” on the signature pages hereto, and (c) each Person which guarantees all or any part of the Obligations. “Guaranty” means (a) the guaranty of each Guarantor party hereto contained in Article XI hereof and (b) each other guaranty, in form and substance satisfactory to the Collateral Agent, made by any other Guarantor in favor of the Collateral Agent for the benefit of the Agents and the Lenders guaranteeing all or part of the Obligations. “Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under: (a) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements; (b) other agreements or arrangements designed to manage interest rates or interest rate risk; and (c) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices. “Highest Lawful Rate” means, with respect to any Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to such Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. “incur” shall have the meaning specified in Section 7.05. “Indebtedness” means, with respect to any Person on any date of determination (without duplication): (a) the principal (or, with respect to such Indebtedness issued with original issue discount, the accreted value) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable; (b) all Capital Lease Obligations of such Person; (c) all obligations of such Person for the deferred purchase price of property or services due more than six months after such property or services are acquired or taken, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement to the extent of the value of such property (but excluding any accounts payable or other liability to trade creditors arising in the ordinary course of business);

-17- (d) all obligations of such Person for the reimbursement of any obligor on any letter of credit, surety bonds, bankers’ acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (a) through (c) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the 30th day following payment on the letter of credit); (e) to the extent not otherwise included in this definition, net payment obligations under any Hedging Obligations of such Person; and (f) all obligations of the type referred to in clauses (a) through (e) of other Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee; if, and to the extent, with respect to clauses (a), (b), (c) and (e) only, any of the preceding items referred to in clauses (a), (b), (c) and (e) would appear as a liability upon the balance sheet of the specified Person in accordance with GAAP. “Indemnified Matters” has the meaning specified therefor in Section 12.15(a). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitees” has the meaning specified therefor in Section 12.15(a). “Initial Budget” means a 13-Week Budget in the form set forth in Exhibit A hereto and also attached as an exhibit to the Interim DIP Order. Until supplemented or replaced pursuant to Section 7.03 and approved (or deemed approved) by the Administrative Agent at the direction of the Required Lenders in accordance with the terms set forth in Section 7.03, the Initial Budget shall constitute the Approved Budget. “Initial Budget Testing Dates” has the meaning set forth in the defined term “Budget Testing Date”. “Initial Budget Testing Periods” has the meaning set forth in the defined term “Budget Testing Period”. “Initial DIP Funding Date” has the meaning provided in Section 5.02 hereof. “Initial Pledged Shares” means the Capital Stock of each Issuer beneficially owned by any Grantor on the date hereof and identified in Schedule VIII. For the avoidance of doubt, Initial Pledged Shares shall not include the Excluded Equity Interests (if any). “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of any Debtor Relief Law.

-18- “Insurance” means all property and casualty insurance policies covering any or all of the Collateral (regardless of whether Collateral Agent is the loss payee thereof). “Insurance/Condemnation Prepayment” shall have the meaning specified in Section 7.09(b). “Intellectual Property” means, with respect to any Person, all patents, patent applications and like protections, including improvements divisions, continuation, renewals, reissues, extensions and continuations in part of the same, trademarks, trade names, trade styles, trade dress, service marks, logos and other business identifiers and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of such Person connected with and symbolized thereby, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative works, whether published or unpublished, technology, know-how and processes, operating manuals, trade secrets, computer hardware and software, rights to unpatented inventions and all applications and licenses therefor, used in or necessary for the conduct of business by such Person and all claims for damages by way of any past, present or future infringement of any of the foregoing. “Interest Payment Date” means last Business Day of each month. “Interest Rate” means 8.00% per annum. “Interim DIP Order” means the interim order entered by the Bankruptcy Court in the Chapter 11 Cases (as the same may be amended, supplemented, or modified form time to time after entry thereof in a manner satisfactory to the Required Lenders and (solely with respect to its own treatment) the Administrative Agent, in each case, in their sole discretion) authorizing and approving, among other things, the DIP Facility, use of cash collateral and the Transactions, which interim order is in form and substance satisfactory to the Administrative Agent at the direction of the Required Lenders in their sole discretion. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. “Investment” means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates of such Person) in the form of loans (including Guarantees) and advances, or other extension of credit, capital contributions (including by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), purchases or other acquisitions for consideration of Capital Stock, Indebtedness or other similar instruments or other securities (other than advances or extensions of credit to customers in the ordinary course of business that are in conformity with GAAP recorded as accounts receivable on the balance sheet of Parent, the Borrower or its Subsidiaries). The amount of all Investments (other than cash) will be the fair market value (as determined in good faith by the Board of Directors of Parent) on the date of the Investment. “Issuers” means, collectively, (a) the respective Persons identified on Schedule VIII under the caption “Issuer”, (b) any Person that shall at any time be a Subsidiary of any Grantor and (c) the issuer of any Capital Stock hereafter owned by any Grantor.

-19- “Known Event” means the commencement and continuation of the Chapter 11 Cases, the events, circumstances and conditions leading up to the Chapter 11 Cases publicly disclosed or otherwise disclosed in writing to the Administrative Agent and the Lenders, the effects of the Debtors’ bankruptcy publicly disclosed or otherwise disclosed in writing to the Administrative Agent and the Lenders, the conditions in which the Debtors operate as existing on the Effective Date publicly disclosed or otherwise disclosed in writing to the Administrative Agent and the Lenders, and/or the consummation of transactions contemplated by the Debtors’ “first day” pleadings reviewed by the Required Lenders. “Lender” has the meaning specified therefor in the preamble hereto. “Lien” means, with respect to any asset or right, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge, security assignment or security interest in or on such asset or right, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset or right. “Loans” means the term loans to be made on or after the Effective Date and prior to the DIP Termination Date in one drawing or two drawings in an aggregate principal amount not to exceed the Total Commitment. “Loan Document” means this Agreement (including the Guaranty hereunder), the Security Documents (if any), the Global Intercompany Note, any joinder agreement, together with any other agreements, instruments or other documents entered into in connection with the foregoing or evidencing or securing the Loans and/or any other Obligations, each as may be amended, restated, supplemented or otherwise modified from time to time, in each case, as amended, supplemented or otherwise modified, renewed or replaced from time to time. “Loan Party” means the Borrower and each Guarantor. “Mandatory Prepayment” means any Asset Sale Prepayment, Insurance/Condemnation Prepayment, Equity/Debt Prepayment or Extraordinary Receipts Prepayment. “Margin Stock” shall have the meaning provided in Regulation U. “Material Adverse Effect” means a material adverse effect on any of (i) the business, operations, properties or condition (financial or otherwise) of the Loan Parties and their subsidiaries from the Petition Date, collectively; provided, however, that the dissolution of Appgate Germany GmbH shall not constitute a material adverse effect for purposes of this clause (i), (ii) the legality, validity or enforceability of any Loan Documents, the Interim DIP Order or the Final DIP Order, (iii) the ability of the Loan Parties, taken as a whole, to perform any of their respective payment obligations under any Loan Document, (iv) the validity, perfection or priority of the Liens granted pursuant to the Loan Documents, the Interim DIP Order or the Final DIP Order, or (v) the rights and remedies of the Administrative Agent, Collateral Agent and the Lenders under the Loan Documents taken as a whole; except, in each case of the foregoing clauses (i) through (v), those events, circumstances or conditions that result from the commencement and continuation of the Chapter 11 Cases or Known Events.

-20- “Material Indebtedness” means the Subordinated Indebtedness. “Material Intellectual Property” means Intellectual Property owned by, or exclusively licensed to, any Loan Party or any Subsidiary that is material to the business of Loan Parties and/or their respective Subsidiaries. “Milestone” means the milestones set forth Schedule XIV attached hereto. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed, or has been obligated to contribute, to at any time during the preceding the six calendar years. “Net Cash Proceeds” means with respect to any issuance or incurrence of any Indebtedness, any Equity Issuance, any Disposition or the receipt of any Extraordinary Receipts by any Loan Party or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) minus (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents or Indebtedness that is secured by a Lien that ranks pari passu with or junior to the Liens securing the Obligations), (B) any bona fide direct costs incurred by the Borrower or such Subsidiary in connection with such transaction, (C) any taxes that are or may be payable in respect of the relevant transaction. “Net Insurance/Condemnation Proceeds” means an amount equal to (i) any payments or proceeds received by any Loan Party or any of its Subsidiaries under (a) under any casualty insurance policy in respect of a covered loss thereunder, (b) as a result of the taking of any assets of the Borrower, Parent or any Subsidiary by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking or (c) under any business interruption or similar insurance policy in respect of a covered loss thereunder, minus (ii) (a) any actual and reasonable costs incurred by any Loan Party or any Subsidiary in connection with the adjustment or settlement of any claims of any Loan Party or such Subsidiary in respect thereof, and (b) any bona fide direct costs incurred in connection with any sale of such assets as referred to in clause (i)(b) of this definition, including any taxes reasonably estimated to be actually payable in respect of any gain on such sale within one year of the date of such transaction; provided that, if the amount of any estimated taxes pursuant to subclause (ii)(b) exceeds the amount of taxes actually required to be paid in cash, such amount shall be considered Net Insurance/Condemnation Proceeds. “Non-Guarantor Sublimit” means $3,000,000. “Notice of Borrowing” has the meaning specified therefor in Section 2.02(a). “Obligations” means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agents and the Lenders arising under or in connection with this Agreement or any other Loan Document, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged,

-21- stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation (irrespective of whether a claim therefor is allowed in an Insolvency Proceeding) to pay principal, interest, charges, expenses, fees including the Early Termination Fee), premiums attorneys’ fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Officer” means, with respect to the Borrower, the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Commercial Officer, the Chief Integration Officer, the Chief Accounting Officer, the Controller, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”). “Officer’s Certificate” means a certificate that is signed by any Officer of the Borrower, in form and substance reasonably satisfactory to the Required Lenders, Collateral Agent, or Administrative Agent, as applicable. “Operating Expenses” means all reasonable cash expenses actually incurred by a Person in the ordinary course of business with respect to (a) rent and utility costs, (b) vendor expenses, (c) equipment and inventory costs, (d) advertising and marketing costs, (e) payroll, wages, salaries and employee benefits costs (including with respect to country-specific labor and human resources requirements), (f) insurance, (g) Taxes, (h) legal, statutory and regulatory fees and (i) employee reimbursements for reimbursable business expenses. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan Document). “Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Other Currency” has the meaning specified therefor in Section 12.23. “Paid in Full” or “Payment in Full” means, with respect to any Obligations, the full and indefeasible payment thereof in cash (or, solely to the extent expressly provided otherwise in the Ch. 11 Plan, such other forms of consideration under and in accordance with the Ch. 11 Plan) in accordance with the terms of the applicable Loan Documents, including fees (including without

-22- limitation, the Early Termination Fee (if any), service fees (if any) and professional fees), interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, other charges and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding. “Participant Register” has the meaning specified therefor in Section 12.07(i). “Patents” means all patents and patent applications, including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto throughout the world. “Payment Office” means the Administrative Agent’s office located at 214 N. Tryon Street, 27th Floor, Charlotte, NC 28202, Attention: James A. Hanley, or at such other office, offices, account or accounts of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Collateral Agent and the Borrower. “Parent” means Appgate, Inc., a Delaware corporation. “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Permitted Disqualified Stock” means any Disqualified Stock issued pursuant to existing contractual obligations as of the date of this Agreement. “Permitted Equity Raise” means the sale and issuance by the Parent of Capital Stock (other than Disqualified Stock) of the Parent in one or a series of transactions, which transactions are subject to the rights of the Holder (as defined in the Note Purchase Agreement (as defined in the 1L Convertible NIA)) under Section 3.8 of the Note Purchase Agreement, subject to the terms thereof. “Permitted Holder” means (i) Manuel D. Medina, Medina Capital Partners, LP or any of their respective Affiliates and (ii) SIS Holdings L.P. or any of its Affiliates or equityholders as of the date hereof. “Permitted Indebtedness” means: (a) Indebtedness of the Parent, the Borrower and their Subsidiaries existing on the date hereof and, solely in the case of any Foreign Subsidiary, listed on Schedule II hereto, and any Permitted Refinancing Indebtedness in respect thereof; (b) any Indebtedness owing to any Agent or any Lender under this Agreement and the other Loan Documents; (c) [reserved];

-23- (d) Hedging Obligations in the ordinary course of business; (e) Indebtedness represented by (x) Capital Lease Obligations or (y) Purchase Money Obligations, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (e), not to exceed $100,000 at any time outstanding; (f) intercompany Indebtedness among the Loan Parties (other than Parent) and/or the Subsidiaries, in each case (i) to the extent such Persons and the relevant Indebtedness is subject to the Global Intercompany Note and (ii) so long as any amount owing by a Subsidiary that is not a Guarantor to the Borrower or a Guarantor, do not in the aggregate, when taken together with amounts utilized with respect to items referenced in the proviso in clause (a) in the definition of Permitted Investments, exceed the Non-Guarantor Sublimit; provided that intercompany Indebtedness under the preceding clause (ii) may only be incurred to fund Operating Expenses of the recipient of any loans and, to the extent to the extent in compliance with the Approved Budget. (g) Guarantees by any Loan Party or Subsidiary of Indebtedness that is permitted to be incurred by Section 7.05, provided that if the Indebtedness being guaranteed is subordinated in right of payment to the Obligations, such Guarantee is subordinated in right of payment to the Obligations to the same extent as the Indebtedness so guaranteed; (h) Indebtedness arising from (i) netting services, overdraft protections and similar arrangements in respect of deposit accounts and (ii) the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, in each case, so long as such Indebtedness is covered within five Business Days of receiving notice thereof; (i) obligations consisting of take-or-pay obligations contained in supply arrangements incurred in the ordinary course of business; (j) Indebtedness in respect of (A) workers’ compensation claims, payment obligations in connection with health or other types of social security benefits, unemployment or other insurance obligations, reclamation and statutory obligations, (B) the financing of insurance premiums or self-insurance obligations, (C) indemnity, bid, performance, warranty, release, appeal, surety, customs and similar bonds, letters of credit and banker’s acceptances for operating purposes, and (D) letters of credit issued or incurred to support the purchase of supplies, raw materials and equipment in the ordinary course of business; and (k) working capital lines of the Borrower and its Subsidiaries in an amount not to exceed $100,000 in the aggregate at any one time outstanding; “Permitted Investments” means: (a) any Investment in any Loan Party (other than Parent) or Subsidiary; provided that any Investment by the Borrower or a Guarantor in a Subsidiary that is not a Guarantor, or by the Borrower or a Domestic Subsidiary that is a Guarantor in a Foreign Subsidiary, shall only be made to fund Operating Expenses of the recipient of the relevant Investment and the aggregate amount of such Investments when taken together with amounts

-24- utilized with respect to items referenced in clause (f)(ii) in the definition of Permitted Indebtedness shall not at any time exceed the Non-Guarantor Sublimit for the applicable period; provided that any Investment made after the Effective Date by the Borrower or a Guarantor in a Subsidiary that is not a Guarantor, or by the Borrower or a Domestic Subsidiary that is a Guarantor in a Foreign Subsidiary may be only made if in compliance with the Approved Budget. (b) Investments represented by Hedging Obligations; (c) [reserved]; (d) any Guarantee of Indebtedness permitted to be incurred pursuant to Section 7.05 of this Agreement; and (e) Investments of the Borrower and its Subsidiaries existing on the date hereof and, solely in the case of any Foreign Subsidiary, listed on Schedule II hereto. “Permitted Liens” means: (a) Liens in favor of any Loan Party or Subsidiary; (b) Liens to secure Capital Lease Obligations and Purchase Money Obligations incurred pursuant to clause (e) of Permitted Indebtedness, provided that, in each case, any such Lien may not extend to any property of the Borrower, other than the property acquired, constructed, improved or leased with the proceeds of such Indebtedness and any additions, parts, attachments, fixtures, leasehold improvements, proceeds, improvements or accessions related thereto; (c) Liens for Taxes, assessments or governmental charges or levies if the same shall not at the time be delinquent for more than 30 days or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings, provided that any reserve or other appropriate provision required in accordance with GAAP shall have been made therefor; (d) Liens imposed by law or arising by operation of law, including without limitation, landlords’, materialmen’s, repairmen’s, mailmen’s, suppliers’, vendors’, carriers’, warehousemen’s and mechanics’ Liens and other similar Liens, Liens for master’s and crew’s wages and other similar laws, arising in the ordinary course of business and for payment obligations that are not more than 60 days past due or are being contested in good faith and by appropriate proceedings; (e) pledges, deposits or Liens in connection with workers’ compensation, professional liability insurance, unemployment insurance and other social security and other similar legislation and or other insurance-related obligations (including, without limitation, pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements); (f) Liens incurred in the ordinary course of business to secure performance of obligations with respect to letters of credit, bank guarantees, statutory or regulatory requirements, performance or completion bonds, performance of return-of-money bonds, surety or appeal bonds,

-25- or other obligations of a like nature and incurred in connection with port authority facilities projects or otherwise in the ordinary course of business; (g) Liens incurred or pledges or deposits made under workmen’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which the Borrower or any Subsidiary is party, or deposits to secure public or statutory obligations, or deposits for the payment of rent, in each case incurred in the ordinary course of business; (h) easements, building restrictions, zoning restrictions, survey exceptions, encumbrances, title deficiencies, easements or reservations of rights of others for licenses, rights of way and similar purposes and such other encumbrances or charges against real property as do not materially interfere with the Borrower’s use of the real property; (i) Liens granted by any Loan Party or any Subsidiary and existing on the date hereof and, solely in the case of any Foreign Subsidiary, listed on Schedule II hereto; (j) judgment Liens with respect to judgments, decrees or orders not giving rise to an Event of Default so long as such Liens are adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgments, decrees or orders shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired; (k) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of letters of credit, bank guarantees or banker’s acceptances issued or credited for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; (l) Liens securing obligations of any Loan Party or Subsidiary under Hedging Obligations incurred in the ordinary course of business; (m) Liens arising under conditional sale, title retention, consignment or similar arrangements for the sale of goods in the ordinary course of business; (n) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (o) Liens securing the Obligations; (p) (i) leases, subleases, licenses or sublicenses granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries, (ii) any interest or title of a lessor under any leases or subleases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business, and (iii) any interest of co-sponsors, co-owners or co-developers of Intellectual Property; (q) (i) Liens of a collection bank on items in the course of collection, (ii) Liens attaching to commodity trading accounts or other brokerage accounts in the ordinary course of

-26- business, (iii) bankers’ Liens and other Liens in favor of banking institutions by law or contract encumbering deposits which are customary in the banking industry and (iv) Liens securing cash management obligations arising in the ordinary course of business; (r) Liens arising from UCC financing statements regarding operating leases, joint venture agreements, transfers of accounts or transfers of chattel paper entered into in the ordinary course of business; (s) Liens arising by law or contract on insurance policies and the proceeds thereof to secure premiums thereunder; and (t) deposits as security and liens securing surety and appeal bonds, letters of credit and similar obligations in connection with contested taxes or contested import or customs duties. “Permitted Refinancing Indebtedness” means any Indebtedness of any Loan Party or Subsidiary issued in exchange for, or the net proceeds of which are used to renew, refund, replace, defease or discharge other Indebtedness of any Loan Party or Subsidiary (other than intercompany Indebtedness); provided that: (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness renewed, refunded refinanced, replaced, defeased or discharged (plus all accrued interest on the Indebtedness and the amount of all fees and expenses, including premiums, incurred in connection therewith); (b) such Permitted Refinancing Indebtedness has (a) a final maturity date not earlier than the final maturity date of the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged and (b) a weighted average life to maturity (i) equal to or greater than the weighted average life to maturity of the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged or (ii) at least more than 90 days after the final maturity date of the Loans; and (c) if the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged is subordinated in right of payment to the Loans, such Permitted Refinancing Indebtedness is subordinated in right of payment to the Loans on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged; (d) is not secured by a Lien on any assets other than the collateral securing the Indebtedness being refinanced or extended, except to the extent that such additional assets or collateral is also pledged to the Secured Parties; (e) the obligors of which are the same as the obligors of the Indebtedness being refinanced or extended, except to the extent that such additional obligors also become Guarantors hereunder; and

-27- (f) is otherwise on terms no less favorable to the Borrower and its Subsidiaries, taken as a whole, than those of the Indebtedness being refinanced or extended, in each case unless (1) the Lenders also receive the benefit of such more restrictive terms, (2) any such provisions apply after the Stated Maturity Date at the time of such refinancing, or (3) such terms shall be reasonably satisfactory to the Lenders; provided that a certificate of applicable Loan Party or Subsidiary delivered to the Lenders and the Administrative Agent at least ten Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or drafts of the documentation relating thereto, stating that the applicable Loan Party or Subsidiary has determined in good faith that such terms and conditions satisfy the foregoing requirements, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Lenders notify the Borrower within such ten Business Days period that it disagrees with such determination (including a reasonably detailed description of the basis upon which it disagrees). “Permitted Variance” shall have the meaning set forth in the defined term “Budget Event”. “Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof. “Petition Date” has the meaning assigned to such term in the recitals. “PIK Interest” has the meaning assigned to such term in Section 2.04(c). “Plan” means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 or Section 430 of the Code that either (a) is maintained by the Borrower or an ERISA Affiliate for employees of the Borrower or an ERISA Affiliate or (b) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and, in the case of either (a) or (b), to which the Borrower or an ERISA Affiliate is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions or has had any liability “Pledged Shares” means, collectively, the Initial Pledges Shares and all Capital Stock of any Issuer now or hereafter owned by any Grantor, together in each case with (a) all certificates representing the same, (b) all Capital Stock, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares, and (c) without prejudice to any provision of any of the Loan Documents prohibiting any merger or consolidation by an Issuer, all Capital Stock of any successor entity of any such merger or consolidation. For the avoidance of doubt, Pledged Shares shall not include the Excluded Equity Interests.

-28- “Post-Default Rate” means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 2.00%, or, if a rate of interest is not otherwise in effect, interest at the highest rate specified herein for any Loan then outstanding prior to an Event of Default plus 2.00%. “Prepetition Collateral” has the meaning specified in the Interim DIP Order. “Prepetition Debt Documents” has the meaning specified in the recitals hereto. “Prepetition Liens” has the meaning specified in Section 7.25. “Prepetition Obligations” has the meaning specified in the recitals hereto. “Prepetition Secured Agents” has the meaning specified in the recitals hereto. “Prepetition Secured Collateral” means Collateral as defined in each of the Prepetition Debt Documents. “Prepetition Secured Parties” has the meaning specified in the recitals hereto. “Premises” shall have the meaning specified in Section 7.18. “Pro Rata Share” means, with respect to: (a) a Lender’s obligation to make the Loan and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Commitments, by (ii) the Total Commitment, provided that if the Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Loan and the denominator shall be the aggregate unpaid principal amount of the Loan, and (b) all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such Lender’s unpaid principal amount of such Lender’s portion of the Loan, by (ii) the sum of the aggregate unpaid principal amount of the Loan. “Purchase Money Obligations” means any Indebtedness incurred to finance or refinance the acquisition, design, leasing, construction, installation or improvement of property (real or personal), plant, equipment or other assets, and whether acquired through the direct acquisition of such property or assets or the acquisition of the Capital Stock of any Person owning such property or assets, or otherwise, in each case, within 180 days of such acquisition, design, leasing, construction, installation or improvement. “Recipient” means any Agent, any Lender, as applicable. “Register” has the meaning specified therefor in Section 12.07(f). “Registered Loans” has the meaning specified therefor in Section 12.07(f).

-29- “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof. “Related Fund” means, with respect to any Person, an Affiliate of such Person, or a fund or account managed by such Person or an Affiliate of such Person. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the direct and indirect equity holders, partners, directors, officers, employees, agents, consultants, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Report” has the meaning specified therefor in Section 10.13(a). “Required Lenders” means Lenders whose Pro Rata Shares (calculated in accordance with both clauses (a) and (b) of the definition thereof) of the unused Total Commitments and of the Loans aggregate more than 50.0% of the sum of the unused Total Commitments and the Loans. “Required Prepayment Date” has the meaning specified therefor in Section 7.09(e) “Resignation Effective Date” has the meaning specified therefor in Section 10.07. “Restricted Investment” means any Investment, directly or indirectly, in any Person, other than a Permitted Investment. “Restricted Payments” shall have the meaning specified in Section 7.10. “RSA” means that certain Restructuring Support Agreement dated as of May 3, 2024, by and among the Consenting Stakeholders (as defined in the RSA) and the Loan Parties. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions- related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by any of: (a) the U.S. government, including OFAC and the U.S. Department of State; (b) the United Nations Security Council; (c) the European Union

-30- and each of its member states; (d) the United Kingdom, including the Office of Financial Sanctions Implementation of His Majesty’s Treasury; or (e) any other relevant national or supra-national Governmental Authority. “Second DIP Funding Date” has the meaning provided in Section 5.03 hereof. “Secured Parties” means the Administrative Agent, the Collateral Agent, Lenders and any other holder from time to time of any of the Obligations and, in each case, their respective successors and assigns. “Security Documents” means all security agreements, intercreditor agreements, pledge agreements, collateral assignments, mortgages, collateral agency agreements, debentures, deposit account control agreements, securities account control agreements, commodities account control agreements or other grants or transfers for security executed and delivered by any Loan Party creating (or purporting to create) a Lien upon Collateral for the benefit of the Secured Parties to secure the Obligations, in each case, as amended, supplemented, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and the terms of this Agreement. “Significant Subsidiary” means a Subsidiary of the Borrower that meets the definition of “significant subsidiary” in Error! Reference source not found., Rule 1-02 of Regulation S-X under the Exchange Act. “Stated Maturity Date” means the date that is one hundred twenty (120) calendar days after the Petition Date. “Subordinated Indebtedness” means, with respect to the Obligations, any Indebtedness of the Borrower which is contractually subordinated to the Obligations subject to (i) if unsecured, a subordination agreement reasonably satisfactory to the Required Lenders, or (ii) if secured, an intercreditor agreement satisfactory to the Required Lenders. “Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person. Unless otherwise specified, all references herein to Subsidiaries shall be deemed to refer to Subsidiaries of Parent. “Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding, including backup withholding (together with interest, penalties and other additions thereto) in the nature of a tax imposed by any Governmental Authority. “Total Commitment” means the sum of the amounts of the Lenders’ Commitments. “Treasury Rate” means, with respect to any prepayment, repayment or acceleration of Loans, a rate per annum (computed on the basis of actual days elapsed over a year of 360 days)

-31- equal to the rate determined by the Required Lenders on the date falling three Business Days prior to the date of such prepayment, repayment or acceleration (as applicable) to be the yield expressed as a rate listed in The Wall Street Journal for United States Treasury securities most nearly equal to the period from the date of such prepayment, repayment or acceleration to and including the Stated Maturity Date. “Trademarks” means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations, all rights to recover for all past, present and future infringements thereof and all rights to sue therefor, and all rights corresponding thereto throughout the world. “Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party, (b) the commencement and filing of the Chapter 11 Cases, (c) the transactions contemplated by the RSA and (d) the payment of fees and expenses in connection with the consummation of the Transactions. “Uniform Commercial Code” or “UCC” means the New York Uniform Commercial Code (or any similar or equivalent statute or law) as in effect in any applicable jurisdiction. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (PATRIOT) Act of 2001 (Title III of Pub. L. 107-56, Oct. 26, 2001) as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (Pub. L. 109-177, March 9, 2006) and as the same may have been or may be further renewed, extended, amended, or replaced. “USPTO” means the United States Patent and Trademark Office. “U.S. Tax Compliance Certificate” shall have the meaning specified in Section 2.07(e)(ii)(B)(3). “Vice President” shall have the meaning specified in the definition of “Officer”. “Waivable Prepayment” shall have the meaning specified in Section 7.09(e). “Wholly-Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, 100% of the Capital Stock of which is owned by such Person (other than directors’ qualifying shares or shares required by applicable law to be held by third persons). Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to

-32- any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. Section 1.03 Certain Matters of Construction. References in this Agreement to “determination” by any Agent include good faith estimates by such Agent (in the case of quantitative determinations) and good faith beliefs by such Agent (in the case of qualitative determinations). A Default or Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by the Required Lenders. Any Lien referred to in this Agreement or any other Loan Document as having been created in favor of any Agent, any agreement entered into by any Agent pursuant to this Agreement or any other Loan Document, any payment made by or to or funds received by any Agent pursuant to or as contemplated by this Agreement or any other Loan Document, or any act taken or omitted to be taken by any Agent, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of the Agents and the Lenders. Wherever the phrase “to the knowledge of any Loan Party” or words of similar import relating to the knowledge or the awareness of any Loan Party are used in this Agreement or any other Loan Document, such phrase shall mean and refer to (i) the actual knowledge of a senior officer of any Loan Party or (ii) the knowledge that a senior officer would have obtained if such officer had engaged in good faith and diligent performance of such officer’s duties, including the making of such reasonably specific inquiries as may be necessary of the employees or agents of such Loan Party and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder. Section 1.04 Accounting and Other Terms. (a) Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP. For purposes of determining compliance with any incurrence or expenditure tests, any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same

-33- does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Agents (at the direction of the Required Lenders) or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Agents (at the direction of the Required Lenders)) as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein (and to the extent the respective incurrence or expenditure test regulates the aggregate amount outstanding at any time and it is expressed in terms of Dollars, all outstanding amounts originally incurred or spent in currencies other than Dollars shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Agents (at the direction of the Required Lenders) or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Agents) as in effect on the date of any new incurrence or expenditures made under any provision of any such Section that regulates the Dollar amount outstanding at any time). (b) All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the Uniform Commercial Code as in effect on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as any Agent may otherwise determine. Section 1.05 Time References. Unless otherwise indicated herein, all references to time of day refer to New York City Time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; provided, however, that with respect to a computation of fees or interest payable to any Secured Party, such period shall in any event consist of at least one full day. Section 1.06 Obligation to Make Payments in Dollars. All payments to be made by any Loan Party of principal, interest, fees and other Obligations under any Loan Document shall be made in Dollars in same day funds, and no obligation of any Loan Party to make any such payment shall be discharged or satisfied by any payment other than payments made in Dollars in same day funds. ARTICLE II THE LOANS Section 2.01 Commitments. (a) Loans. Subject to the terms and conditions of this Agreement, from time on and after the Effective Date and until the DIP Termination Date, each Lender, agrees severally, and not jointly or jointly and severally, to make Loans to and for the account of the Borrower and the other Loan Parties as provided herein, in an aggregate principal amount not to exceed such

-34- Lender’s Commitment (subject to any limitations contained within Interim DIP Order). The Commitment of each Lender shall be reduced by the amount of Loans funded by such Lender hereunder; provided, that, all Commitments shall be terminated on the day prior to the DIP Termination Date. Once repaid, no part of the Loans may be re-borrowed. (b) [Reserved]. (c) Disbursement of Loans. Pending use in accordance with the Approved Budget (subject to Permitted Variances) and subject to Section 7.25, all DIP Proceeds (including any intra-company transfers of such DIP Proceeds) shall be deposited into one or more bank accounts designated by the Borrower. Any such DIP Proceeds may only be used by the Borrower and the other Loan Parties in accordance with the Approved Budget (subject to Permitted Variances) and otherwise subject to the terms of this Agreement and the DIP Orders. Section 2.02 Making of the Loans. (a) The Borrower shall give the Administrative Agent prior written notice, in substantially the form of Exhibit C hereto or such other form approved by the Administrative Agent (a “Notice of Borrowing”), not later than 2:00 p.m. (New York City time) on the date which is two (2) Business Days prior to the date of the proposed borrowing of the Loans (or on the date which is one (1) Business Day prior to the Effective Date for Loans made on the Effective Date and otherwise such shorter period as the Administrative Agent is willing to accommodate from time to time). Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loans, (ii) the Borrower’s wiring instructions and (iii) the proposed borrowing date. The Administrative Agent and the Lenders may act without liability upon the basis of written or telecopied notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower. The Administrative Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer’s authority to request a Loan on behalf of the Borrower until the Administrative Agent receives written notice to the contrary. The Administrative Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing. (b) [Reserved]. (c) Except as otherwise provided in this Section 2.02(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Commitment, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender’s obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender. Section 2.03 Repayment of Loans; Evidence of Debt. (a) The Obligations, including the outstanding principal amount of the Loans, all accrued and unpaid interest thereon, and all other amounts owing to the Agents and/or the Lenders under this Agreement shall be due and payable on the DIP Termination Date and (solely

-35- in the case of the occurrence of the DIP Termination Date pursuant to clause (iv) of the definition thereof as result of the effectiveness of the Ch. 11 Plan) in accordance with the Ch. 11 Plan. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to Section 2.03(b) or Section 2.03(c) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that (i) the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement and (ii) in the event of any conflict between the entries made in the accounts maintained pursuant to Section 2.03(b) and the accounts maintained pursuant to Section 2.03(c), the accounts maintained pursuant to Section 2.03(c) shall govern and control. (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns in a form furnished by the Collateral Agent and reasonably acceptable to the Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the payee named therein and its registered assigns. Section 2.04 Interest. (a) Loans. Except as otherwise set forth herein, each Loan shall bear interest on the unpaid principal amount thereof from the date made (including as the result of any payment in kind of any interest and/or fee) through repayment thereof at a rate per annum equal to the Interest Rate. (b) Default Interest. To the extent permitted by law and notwithstanding anything to the contrary in this Section, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans, fees, indemnities or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall automatically bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate. (c) Interest Payment. Interest on each Loan shall be payable on each Interest Payment Date and at maturity (whether upon demand, by acceleration or otherwise) provided that,

-36- interest at the Post-Default Rate shall be payable on demand. Subject to the immediately following sentence, interest accruing on each Loan (including, if applicable, interest accruing at the Post- Default Rate) shall automatically be paid-in-kind on the applicable date due pursuant to the first sentence of this Section 2.04(c) by capitalizing such interest and increasing the outstanding principal amount of the applicable Loan on such due date by the amount of such accrued but unpaid interest thereon (“PIK Interest”). Notwithstanding anything herein to the contrary, interest on each Loan shall be payable in cash (or, solely in the case of clause (B) below, to the extent expressly provided otherwise in the Ch. 11 Plan, such other forms of consideration under and in accordance with the Ch. 11 Plan) (A) upon any prepayment of that Loan, whether voluntary or mandatory, (B) on the DIP Termination Date and (C) on and after the acceleration of the Loans. Once PIK Interest is capitalized and added to the principal amount of the applicable Loans, such PIK Interest shall thenceforth be considered principal for all purposes hereunder (and shall bear interest in accordance with this Section 2.04 from the date on which such PIK Interest has been so added). (d) General. All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed. Section 2.05 Termination of Commitment; Prepayment of Loans. (a) Mandatory Prepayment. The Borrower shall be required to mandatorily prepay the Loans in accordance with Section 7.09 hereof. (b) Optional Prepayment. (i) Loans. The Borrower may, at any time and from time to time, by 4:00 p.m. (New York City time) upon at least three (3) Business Days’ prior written notice to the Administrative Agent, prepay the principal of the Loans, in whole or in part, subject to simultaneous payment of the Early Termination Fee to the Administrative Agent. Each such prepayment shall be applied to, first, to the Early Termination Fee, second, accrued and unpaid interest on the Loans, third, the outstanding principal of the Loans, and, fourth, on a pro rata basis to the remaining Obligations, in each case, until Paid in Full. (ii) Termination of Agreement. Subject to payment of the Early Termination Fee, the Borrower may, upon at least three (3) Business Days’ prior written notice to the Administrative Agent, terminate this Agreement by paying to the Administrative Agent the Obligations, in full in cash; provided, that, such notice may provide that such termination is conditioned upon the consummation of a transaction, in which case, such notice may be revoked or extended by the Borrower if any such transaction is not consummated prior to the date of termination of this Agreement in such notice. If the Borrower has sent a notice of termination pursuant to this Section 2.05(b)(ii), then the Lenders’ obligations to extend credit hereunder shall terminate and the Borrower shall be obligated to repay the Obligations, in full in cash, payable in connection with such termination of this Agreement on the date set forth as the date of termination of this Agreement in such notice (except that such termination may be conditioned on the consummation of a transaction). (c) [Reserved].

-37- (d) Application of Payments. Each Mandatory Prepayment made pursuant to Section 7.09 shall be applied to the Loans, until Paid in Full. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, if the Administrative Agent has elected, or has been directed by the Collateral Agent or the Required Lenders, to apply payments in respect of any Obligations in accordance with Section 4.03(b), each Mandatory Prepayment made pursuant to Section 7.09 shall be applied in the manner set forth in Section 4.03(b). (e) Interest and Fees. Any prepayment made pursuant to this Section 2.05 shall be accompanied by (i) prior written notice, by 3:00 p.m. (New York City time) on the date of such prepayment to the Administrative Agent specifying the amount of such prepayment, (ii) the Early Termination Fee, and (iii) accrued interest on the principal amount being prepaid to the date of prepayment. Section 2.06 [Reserved]. Section 2.07 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party hereunder shall be made free and clear of and without deduction for any Taxes unless such deduction is required by applicable law; provided that if any Loan Party or any other applicable withholding agent is required by applicable law to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. Lender agrees to take any reasonable action in order to avoid incurrence of Indemnified Taxes so long as Lender (in its reasonable discretion) suffers no legal, economic or other disadvantage. (b) Payment of Other Taxes by the Borrower. In addition, and without duplication of any amounts payable pursuant to Section 2.07(a), the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) Indemnification by the Borrower. Without duplication of any amounts payable pursuant to Section 2.07(a) or (b), the Borrower shall indemnify each Secured Party, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Secured Party and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by a Loan Party to a Governmental Authority, the Borrower shall deliver to the

-38- Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders). (e) Status of Secured Parties. (i) Any Secured Party that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower, at the time or times and in the manner prescribed by applicable law and such other time or times reasonably requested by the Borrower, such properly completed and executed documentation reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, each Secured Party shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower as will enable the Borrower to determine whether or not such Secured Party is subject to backup withholding or information reporting requirements. The foregoing documentation shall include, as applicable and without limitation, Internal Revenue Service Form W-9 or appropriate Form W-8 (including all required attachments thereto). Notwithstanding anything to the contrary in the preceding three sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.07(ii)(A), (ii)(B) and (ii)(C) below) shall not be required if in the reasonable judgment of the applicable Secured Party. such completion, execution or submission would subject such Secured Party to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Secured Party. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S.

-39- federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN- E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner; and (C) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of

-40- this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (D) For the avoidance of doubt, each person that shall become a Lender pursuant to Section 12.07 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section 2.07. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower in writing of its legal inability to do so. (iii) On or prior to the Effective Date, the Administrative Agent shall deliver to the Borrower either (A) a duly completed original of IRS Form W-9 certifying that the Administrative Agent is a U.S. Person or (B) (i) a duly completed original IRS W-8ECI or Form W-8BEN-E with respect to payments received by it as a beneficial owner and (ii) a duly completed original of IRS Form W-8IMY certifying that (A) the Administrative Agent is a U.S. branch of a foreign bank and the Administrative Agent agrees to be treated as a U.S. Person with respect to any payments made to it under any Loan Document or (B) it is a qualified intermediary that assumes primary withholding responsibility under Chapters 3 and 4 and primary Form 1099 reporting and backup withholding responsibility for payments to such account. The Administrative Agent agrees that if such IRS Form W-9, W-8ECI, W-8BEN-E or W-8IMY previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or promptly notify the Borrower in writing of its legal inability to do so. (f) Defined Terms. For purposes of this Section 2.07, the term “applicable law” includes FATCA. ARTICLE III [RESERVED] ARTICLE IV APPLICATION OF PAYMENTS Section 4.01 Payments and Computations . (a) The Borrower will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent’s Accounts. All payments received by the Administrative Agent after 12:00 noon (New York City time) on any Business Day shall for all purposes be deemed to have been paid on the next succeeding Business Day. All payments shall be made by the Borrower without set-off, counterclaim, recoupment, deduction or other defense to the Agents and the Lenders. After receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. Except as otherwise

-41- provided herein, whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error. (b) [Reserved]. Section 4.02 Sharing of Payments. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered and (b) the provisions of this Section shall not be construed to apply to (i) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including any payment of an amendment, consent or waiver fee to consenting Lenders pursuant to an effective amendment, consent or waiver with respect to this Agreement), or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, other than to any Loan Party or any Subsidiary thereof (as to which the provisions of this Section shall apply). The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights (including the Lender’s right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. Section 4.03 Apportionment of Payments. (a) All payments of principal and interest in respect of outstanding Loans and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans, as designated by the Person making payment when the payment is made. (b) After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Collateral Agent (at the direction of the Required Lenders) or the Required Lenders shall, apply all payments in respect of any Obligations, including without limitation, all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due and payable to the Agents until Paid in Full; (ii) second,

-42- ratably to pay the Obligations in respect of any fees (including the Early Termination Fee, if any), expense reimbursements, indemnities and other amounts then due and payable to the Lenders until Paid in Full; (iii) third, ratably to pay interest then due and payable in respect of the Loans until Paid in Full; (iv) fourth, ratably to pay principal of the Loans until Paid in Full; (v) fifth, ratably to pay all other Obligations then due and payable to the Lenders until Paid in Full; and (vi) sixth, to Borrower or such other Person entitled thereto under applicable law (as determined by the Agents at the direction of the Required Lenders or as directed by a court of competent jurisdiction). (c) [Reserved]. (d) In the event of a direct conflict between the priority provisions of this Section 4.03 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of Section 4.03 shall control and govern. Section 4.04 [Reserved]. Section 4.05 No Discharge; Survival of Claims. Until the Loans and all other Obligations are Paid in Full, each of the Loan Parties agrees that (a) the Obligations hereunder shall not be discharged by the entry of an order confirming a plan of reorganization or liquidation in any Chapter 11 Case (and each of the Loan Parties, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and (b) the DIP Credit Facility Super- Priority Claims and the Liens granted to the Collateral Agent pursuant to the DIP Orders and described in Section 4.09 shall not be affected in any manner by the entry of an order confirming a plan of reorganization or liquidation in any Chapter 11 Case, and such claims and Liens shall be Paid in Full by any such plan in each case, unless otherwise agreed by the Administrative Agent (at the direction of the Required Lenders), including with respect to the assumption of the underlying Obligations by any purchaser of the Debtors’ assets. Section 4.06 Super Priority Nature of Obligations and Lenders’ Liens. Subject and subordinate in all respects to the Carve Out, the priority of the Secured Parties’ Liens on the Collateral owned by the Loan Parties shall be set forth in the DIP Orders. (a) All Obligations shall constitute DIP Credit Facility Super-Priority Claims. (b) Upon entry of the Interim DIP Order and occurrence of the Effective Date, the Liens granted to the Collateral Agent for the benefit of the Lenders on the Collateral shall be valid and automatically perfected and with the priority as set forth in the DIP Orders. (c) Subject and subordinate in all respects to the Carve Out, except as set forth herein or the DIP Orders, the Debtors shall not seek approval of any other claim having a priority superior or pari passu to that granted to the Collateral Agent and Lenders by the DIP Orders while any Obligations remain outstanding. Section 4.07 Release. Each of the Borrower and its Subsidiaries hereby acknowledges effective upon entry of the Final DIP Order, and subject to the terms of the DIP

-43- Orders, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed, that each of the Loan Parties and any of their Subsidiaries have no defense, counterclaim, offset, recoupment, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all of any part of any Loan Party’s or any Subsidiaries’ liability to repay the Administrative Agent, Collateral Agent, or any Lender as provided in this Agreement or to seek affirmative relief or damages of any kind or nature from the Administrative Agent, Collateral Agent, or any Lender in their respective capacities as such. Upon entry of the Final DIP Order, the Loan Parties, each in their own right and on behalf of their bankruptcy estates, and on behalf of all their successors, assigns, Subsidiaries and any Affiliates and any Person acting for and on behalf of, or claiming through them, hereby fully, finally and forever release and discharge the Administrative Agent, Collateral Agent, and the Lenders in their respective capacities as such and all of the Administrative Agent’s, Collateral Agent’s, and the Lenders’ respective officers, directors, servants, agents, advisors, attorneys, assigns, heirs, parents, subsidiaries, and each Person acting for or on behalf of any of them of and from any and all actions, causes of action, demands, suits, claims, liabilities, Liens, lawsuits, adverse consequences, amounts paid in settlement, costs, damages, debts, deficiencies, diminution in value, disbursements, expenses, losses and other obligations of any kind or nature whatsoever, in each case, existing at the time of entry of the Interim DIP Order, whether in law, equity or otherwise (including, without limitation, any so-called “lender liability” or equitable subordination or recharacterization claims or defenses and those arising under Sections 541 through 550 of the Bankruptcy Code and interest or other carrying costs, penalties, legal, accounting and other professional costs, and incidental, consequential and punitive damages payable to third parties), directly or indirectly arising out of, connected with or relating to this Agreement, the DIP Orders and the transactions (including, for avoidance of doubt, the Transactions) contemplated hereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing. Notwithstanding anything herein to the contrary, each Loan Party shall not have any obligation to indemnify or hold harmless any Administrative Agent, Collateral Agent, or any Lender hereunder with respect to liabilities to the extent they result from gross negligence or willful misconduct of such Administrative Agent, Collateral Agent, or Lender, as applicable, as finally determined by a court of competent jurisdiction; provided, however, that nothing in this Section 4.07 shall in any way limit or release the commitments or obligations of the Lenders under the DIP Facility. Section 4.08 Waiver of Certain Rights. (a) Subject and subordinate in all respects to the Carve Out, on and after the Effective Date, and on behalf of themselves and their estates, and for so long as any Obligations shall be outstanding, the Borrower and the other Loan Parties hereby irrevocably waive any right, pursuant to sections 364(c) or 364(d) of the Bankruptcy Code or otherwise, to grant any Lien of equal or greater priority than the Liens securing the Obligations, or to approve a claim of equal or greater priority than the Obligations. (b) Upon entry of the Final DIP Order, in no event shall the Agents, the Lenders or the Prepetition Secured Parties be subject to the equitable doctrine of “marshaling” or any similar doctrine with respect to the Collateral or the Prepetition Secured Collateral, as applicable, and all proceeds thereof shall be received and applied pursuant to the DIP Orders, the Loan Documents and the Prepetition Debt Documents, as applicable, notwithstanding any other

-44- agreement or provision to the contrary. It is the intention of the parties that if the Collateral Agent shall fail to have a perfected Lien in any particular property or assets of any Loan Party for any reason whatsoever, the provisions of this Agreement and/or the other Loan Documents, together with the DIP Orders, all financing statements, if any, and other public financing relating to Liens filed or recorded by the Agents against the Loan Parties and, with respect to all Loan Parties, the DIP Orders and any other order entered by the Bankruptcy Court to secure the Obligations, would be sufficient to create a perfected first priority Lien in any property or assets that such Loan Party may receive upon the sale, lease, license, exchange, transfer or disposition of such particular property or assets, then all such “proceeds” of such particular property or assets shall be included in the Collateral. (c) Upon entry of the Final DIP Order, the Debtors (on behalf of themselves and their estates) shall irrevocably waive, and shall be prohibited from asserting in the Chapter 11 Cases or any successor cases, (i) any surcharge claim under sections 105(a) or 506(c) of the Bankruptcy Code for any costs and expenses incurred in connection with the preservation, protection or enhancement of, or realization by the Administrative Agent, the Collateral Agent, the Lenders or the Prepetition Secured Parties upon the Collateral or the Prepetition Secured Collateral, and (ii) the Agents, the Lenders and the Prepetition Secured Parties, shall be entitled to all of the rights and benefits of section 552(b) of the Bankruptcy Code, and the “equities of the case” exception under section 552(b) of the Bankruptcy Code shall not apply to the Agents, the Lenders and the Prepetition Secured Parties with respect to proceeds, product, offspring or profits of any of the Prepetition Secured Collateral or Collateral. Section 4.09 Grant of Security; Security for Obligations; Loan Parties Remain Liable. (a) Pursuant to the DIP Orders, as collateral security for the payment, performance and observance of all of the Obligations, each Grantor hereby pledges and grants to Collateral Agent for the benefit of the Secured Parties a security interest in all assets and properties of each of the Grantors and their bankruptcy estates, whether tangible or intangible, real, personal or mixed, wherever located, whether now owned or consigned by or to, or leased from or to, or hereafter acquired by, or arising in favor of the Grantors (including under any trade names, styles, or derivations thereof), whether prior to or after the Petition Date, including, without limitation, all of the Grantors’ rights, titles, and interests in (a) all Prepetition Collateral and (b) subject to, and upon entry of the Final DIP Order, the proceeds of any claims and causes of action arising under chapter 5 of the Bankruptcy Code (collectively, the “Avoidance Actions,” and such proceeds, the “Avoidance Action Proceeds”); provided, that in no event shall the Liens on the Collateral securing the Obligations extend to the Avoidance Actions themselves (collectively, the “Collateral”); provided, further, that the Collateral shall exclude Excluded Property, but shall include any and all proceeds and products of such Excluded Property, unless such proceeds and products otherwise separately constitute Excluded Property. The foregoing “all assets” liens on the Collateral shall include, but not be limited to, such Grantor’s right, title and interest in, to and under the following property, in each case whether tangible or intangible, wherever located, and whether now owned by such Grantor or hereafter acquired and whether now existing or hereafter coming into existence: (i) all Accounts, Receivables and Receivables Records;

-45- (ii) all As-Extracted Collateral; (iii) all Chattel Paper; (iv) all Deposit Accounts; (v) all Documents and Contracts; (vi) all Equipment; (vii) all Fixtures; (viii) all General Intangibles, including any and all claims for damages by way of past, present and future infringement of any Intellectual Property, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of Intellectual Property; (ix) all Goods not covered by the other clauses of this Section 4; (x) the Pledged Shares; (xi) all Insurance; (xii) all Intellectual Property; (xiii) all Inventory; (xiv) all Investment Property, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts; (xv) all Letter-of-Credit Rights; (xvi) all Money, as defined in Section 1-201(24) of the NYUCC; (xvii) all commercial tort claims, as defined in Section 9-102(a)(13) of the NYUCC, including those arising out of the events described on Annex 6; (xviii) all other tangible and intangible personal property whatsoever of such Grantor; and (xix) all Proceeds of any of the Collateral, all Accessions to and substitutions and replacements for, any of the Collateral, and all offspring, rents, profits and products of any of the Collateral, and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor),

-46- provided that Collateral hereunder shall not include: (1) any lease, license, contract, property rights or agreement to which any Grantor is a party (or to any of its rights or interests thereunder) if the grant of such security interest would constitute or result in either (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective by Section 9-406, 9-407, 9-408 or 9-409 of the UCC), provided that the Collateral shall include, and the security interest granted by each Grantor shall attach to, immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, any portion of such lease, license, contract, property rights or agreement not subject to the prohibitions specified in (i) or (ii) above, provided further, that the exclusions referred to in this clause shall not include (1) any Proceeds of any such lease, license, contract, property rights or agreement, (2) any intent-to-use United States trademark application for which an “Amendment to Allege Use” or “Statement of Use” has not been filed under 15 U.S.C. § 1051(c) or (d), respectively, or, if filed, has not been deemed in conformance with 15 U.S.C. § 1051 (a) or (c) and accepted by the USPTO, unless and until a “Statement of Use” or “Amendment to Allege Use” is filed, has been deemed in conformance with 15 U.S.C. § 1051 (a) and (c) or examined and accepted, respectively, by the USPTO, (3) (i) any deposit account used solely for funding payroll or segregating payroll taxes or funding other employee wage or benefit, (ii) any account which is used solely as an escrow account or as a fiduciary or trust account held exclusively for the benefit of an unaffiliated third party and (iii) any credit card facility or payment processor accounts, (4) any assets and the proceeds thereof which are subject to a purchase money security interest or a Capital Lease Obligation which is permitted to be granted or entered into by an Grantor hereunder but only to the extent that an agreement evidencing such purchase money security interest or Capital Lease Obligations contains a term that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than an Grantor or any of its Subsidiaries or their respective Affiliates) to, the creation, attachment or perfection of the security interest granted with respect to such assets, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law, or (5) Excluded Equity Interests (each of the foregoing, the “Excluded Property”). (b) Each DIP Order shall automatically create and grant fully-perfected Liens with respect to the Collateral without requiring any action by any Loan Party, any Secured Party or any other Person (including, without limitation, the execution and delivery of any Security Documents, the filing or recordation of any UCC-1 financing statements (or equivalent filings in any foreign jurisdictions), mortgages, intellectual property security agreements or any other Security Documents or other filings or notices, the delivery of any physical Collateral to the Lenders or the Agents or the taking of any other perfection actions under applicable law) and none of the foregoing shall be required hereunder, and the Collateral is collateral security for the prompt payment in full when due and owing, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations. (c) Anything contained herein to the contrary notwithstanding, (a) each Debtor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by an Agent of any of its rights hereunder or under any other Loan Document shall not release any Debtor from any of its duties or obligations

-47- under the contracts and agreements included in the Collateral unless the applicable Agent has expressly in writing assumed such duties and obligations and released the Debtors from such duties and obligations, and (c) the Agents shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall the Agents be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder unless the such Agent has expressly in writing assumed such duties and obligations and released the Debtors from such duties and obligations. (d) In the event of any inconsistency or conflict between this Section 4.09 and the DIP Orders that cannot be resolved, the terms and provisions of the DIP Orders shall control and govern. ARTICLE V CONDITIONS TO LOANS Section 5.01 Conditions Precedent to Effectiveness of the DIP Facility. This Agreement shall become effective as of the Business Day (the “Effective Date”) when each of the following conditions precedent shall have been satisfied (or waived by the Administrative Agent at the direction of the Required Lenders): (a) Payment of Fees, Etc. The Borrower shall have paid in cash on or before the Effective Date all fees, costs, and expenses then due and payable pursuant to this Agreement (including under Section 12.04) and the Agent Fee Letter (or shall have delivered evidence that such fees, costs and expenses will be caused to be paid substantially concurrently with the funding of the Loans on the Effective Date). (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document delivered to any Secured Party pursuant hereto or thereto on or prior to the Effective Date are true and correct in all material respects on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date), and any representation and warranty that is qualified by references to materiality or Material Adverse Effect or similar term or qualification, shall be true and correct in all respects and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms. (c) Absence of Legal Impediment. None of the Loan Parties shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the Transactions. (d) Delivery of Documents. The Agents shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Agents and Lenders

-48- and, unless indicated otherwise, dated the Effective Date and, if applicable, duly executed by the Persons party thereto: (i) the results of searches for any effective UCC financing statements filed against any Loan Party or its property, which results shall not show any such Liens (other than Permitted Liens); (ii) a certificate of an Officer of each Loan Party, certifying (A) as to copies of the Governing Documents of such Loan Party from its jurisdiction of organization, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction), (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, including, without limitation, in the case of the Borrower and (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of the Borrower, including, without limitation, any Notice of Borrowing, and all other notices under this Agreement and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such Officers; (iii) a certificate of the chief financial officer or general counsel (or other financial or legal officer performing similar functions) of the Borrower as to the matters set forth in Section 5.01(b); (iv) a certificate of the appropriate official(s) of the jurisdiction of organization of each Loan Party certifying as of a recent date not more than thirty (30) days prior to the Effective Date as to the good standing of such Loan Party in such jurisdiction (in each case, to the extent such concept is applicable in the applicable jurisdiction); and (v) duly executed copies of (1) this Agreement by each Loan Party, each Lender and each Agents, (2) the Global Intercompany Note and (3) the RSA; (e) KYC; AML. The Administrative Agent and the Lenders shall have received from the Borrower and each of the Loan Parties, at least three Business Days prior to the Effective Date, to the extent requested in writing at least eight (8) Business Days prior to the Effective Date, (a) all documentation and other information requested by the Administrative Agent or any Lender that is required by regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws, including the USA Patriot Act and (b) if the Borrower qualifies as a “legal entity customer” under the beneficial ownership regulations, the Administrative Agent and the Lenders

-49- shall have received from the Borrower, at least one (1) Business Day prior to the Effective Date, a beneficial ownership certification in relation to the Borrower; (f) [Reserved]. (g) Approvals. Other than as a result of or in connection with the Chapter 11 Cases, all governmental and third party consents and approvals reasonably necessary to be obtained by the Borrower and its Subsidiaries in connection with the DIP Facility, if any, shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Administrative Agent) or permitted pursuant to the DIP Orders, as applicable, and shall remain in effect. (h) Initial Budget. The Administrative Agent and the Lenders shall have received the Initial Budget in form and substance satisfactory to the Administrative Agent at the direction of Required Lenders. (i) Security Interests. The Administrative Agent, for the benefit of the Lenders, shall have a valid and perfected Lien on and security interest in the Collateral of the Borrower and the other Loan Parties on the basis and with the priority set forth in the DIP Order. (j) Litigation. Other than the Chapter 11 Cases, as stayed upon the commencement of the Chapter 11 Cases, or as otherwise disclosed in writing to the Administrative Agent prior to the Effective Date, there shall exist no action, suit, investigation, litigation or proceeding pending or threatened in writing in any court or before any arbitrator or Governmental Authority that (i) would reasonably be expected to result in a Material Adverse Effect or (ii) restrains, prevents or purports to affect materially adversely the legality, validity or enforceability of the DIP Facility or the consummation of the transactions contemplated thereby. (k) Interim DIP Order. The Bankruptcy Court shall have entered the Interim DIP Order within five (5) Business Days following the Petition Date, which Interim DIP Order shall be in full force and effect, shall not have been reversed, vacated or stayed and shall not have been amended, supplemented or otherwise modified without the prior written consent of the Administrative Agent (at the direction of the Required Lenders). Section 5.02 Conditions Precedent to Initial Funding. The Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Agreement and the other Loan Documents (other than Section 5.03 hereunder), the obligation of the Lenders to make the initial funding of Loans hereunder shall be further subject to the satisfaction of each of the following conditions immediately prior to or contemporaneously with such Loans, unless waived in writing by the Administrative Agent (at the direction of the Required Lenders) (the date of such occurrence, the “Initial DIP Funding Date”): (a) a Notice of Borrowing in accordance with Section 2.02(a), which shall be in accordance with the Approved Budget; (b) at the time of the making and immediately after giving effect to such Loans, the representations and warranties set forth in Article VI and in each of the other Loan Documents are true and correct in all material respects (except, in the case of any representation and warranty

-50- which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or period, as the case may be) and any representation and warranty that is qualified by references to materiality or Material Adverse Effect or similar term or qualification, shall be true and correct in all respects; (c) at the time of the making and immediately after giving effect to such Loans, no Default or Event of Default shall then have occurred and be continuing; (d) the making of such Loans shall not have been enjoined, temporarily, preliminary or permanently; (e) the making of such Loans shall be authorized pursuant to the Interim DIP Order; (f) the Interim DIP Order shall have been entered by the Bankruptcy Court on the Initial DIP Funding Date or on a date that is no more than two (2) Business Days prior to the Initial DIP Funding Date; and (g) since the Petition Date, no Material Adverse Effect shall have occurred. Section 5.03 Conditions Precedent to Second Funding. The Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Agreement and the other Loan Documents, the obligation of the Lenders to make a second funding of Loans hereunder shall be further subject to the satisfaction of each of the following conditions immediately prior to or contemporaneously with such Loans, unless waived in writing by the Administrative Agent (at the direction of the Required Lenders) (the date of such occurrence, the “Second DIP Funding Date”): (a) a Notice of Borrowing in accordance with Section 2.02(a), which shall be in accordance with the Approved Budget; (b) at the time of the making and immediately after giving effect to such Loans , the representations and warranties set forth in Article VI and in each of the other Loan Documents are true and correct in all material respects (except, in the case of any representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or period, as the case may be) and any representation and warranty that is qualified by references to materiality or Material Adverse Effect or similar term or qualification, shall be true and correct in all respects; (c) at the time of the making and immediately after giving effect to such Loans, no Default or Event of Default shall then have occurred and be continuing; (d) the making of such Loans shall not have been enjoined, temporarily, preliminary or permanently; (e) the making of such Loans shall be authorized pursuant to the Final DIP Order;

-51- (f) the Final DIP Order shall have been entered by the Bankruptcy Court on the Second DIP Funding Date or on a date that is no more than two (2) Business Days prior to the Second DIP Funding Date; (g) the Final DIP Order shall have been entered by the Bankruptcy Court on or prior to the date that is two (2) Business Days prior the Second DIP Funding Date, and (h) since the Petition Date, no Material Adverse Effect shall have occurred. ARTICLE VI REPRESENTATIONS AND WARRANTIES Section 6.01 Representations and Warranties. Each Loan Party hereby represents and warrants to the Secured Parties as follows: (a) Organizational Powers. Parent, the Borrower and each of its Subsidiaries (other than Appgate Germany GmbH which is in the process of being wound down) is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, and has all requisite power and authority to carry on its business as now conducted. Parent, the Borrower and each of its Subsidiaries (other than Appgate Germany GmbH which is in the process of being wound down) is duly authorized, qualified and licensed to do business as a foreign company and is in good standing in all jurisdictions in which the character of the properties and assets now owned or leased by it or the nature of the business transacted by it requires it to be so licensed or qualified, except where the lack of such qualification could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) Authorization; Enforceability. Subject to entry by the Bankruptcy Court of the applicable DIP Orders and the terms therein, the execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party are within each Loan Party’s corporate powers and have been duly authorized by all necessary corporate action. Subject to entry by the Bankruptcy Court of the applicable DIP Orders and the terms therein, each Loan Document has been duly executed and delivered by each Loan Party thereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar Laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law). (c) Governmental Approvals; No Conflicts. Subject to entry by the Bankruptcy Court of the applicable DIP Orders and the terms therein, the execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation in any material respect or the certificate of incorporation or bylaws or other applicable organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement

-52- or other instrument, including for the avoidance of doubt, the Prepetition Debt Documents, binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any such Person, where in each case such default would reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, other than Permitted Liens. (d) Capitalization. Parent, the Borrower and each of its Subsidiaries has good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its material properties and assets, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Permitted Liens. As of the Effective Date, neither Parent nor the Borrower have any Subsidiaries except for those listed on Schedule III. (e) Litigation. Except for Known Events and as set forth in Schedule IV, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Borrower, threatened in writing against or affecting Parent, the Borrower or any of its Subsidiaries (a) that involve this Agreement, any other Loan Document or the Transactions or (b) that could reasonably be expected to have a Material Adverse Effect. (f) Financial Information. (i) Any financial statements furnished to the Administrative Agent pursuant to Section 7.01 have been prepared in accordance with GAAP, consistently applied, subject, in the case of unaudited financial statements, to the absence of footnotes and changes resulting from normal, year-end audit adjustments, and present fairly in all material respects the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. (ii) The Borrower has heretofore furnished to Administrative Agent and each Lender the Initial Budget. The Initial Budget and each Proposed Approved Budget delivered thereafter are based on good faith estimates and assumptions and believed by management of each of the Borrower and its Subsidiaries to be reasonable and fair in light of current conditions known to the Borrower and its Subsidiaries at the time delivered. (g) Compliance with Law, Etc. Neither Parent, the Borrower nor any of its Subsidiaries is in default or violation of any (a) Law or (b) note, bond, mortgage, indenture, contract, agreement, understanding, arrangement, commitment, lease, license, permit, franchise, or other instrument or obligation to which such Person is a party or by which such Person or any of its property or assets are bound or affected that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, nor does Parent, the Borrower or any of its Subsidiaries have actual knowledge that any fact or circumstance exists that, with notice, the passage of time, or both notice and the passage of time, could reasonably be expected to result in such a default or violation. (h) Taxes, Etc. (i) Except as set forth on Schedule V, Parent, the Borrower and each of its Subsidiaries have filed all material federal, state, and other Tax returns and reports

-53- required by Law to have been filed by them and have paid all material Taxes due and owing, except (i) any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books or (ii) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. (i) Margin Stock. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock. (j) Use of Proceeds. The proceeds of the Loans shall be subject to and used in accordance with the Approved Budget (including Permitted Variances) and subject to the terms and conditions of this Agreement and the DIP Orders (i) to make adequate protection payments as required by the DIP Orders; (ii) to fund the administrative costs and expenses of the Chapter 11 Cases (including professional fees and expenses), (iii) to provide working capital and for other general corporate purposes of the Parent, the Borrower and their Subsidiaries, (iv) to pay obligations arising from or related to the Carve Out, (v) to pay fees and expenses incurred in connection with the transactions contemplated hereby and in the RSA, and (vi) for such other purposes subject to reasonable consent of the Required Lenders. (k) DIP Orders. As of the date of the DIP Funding Date, the Loan Parties are in compliance in all material respects with the terms and conditions of the DIP Orders. Each of the Interim DIP Order (with respect to the period prior to the entry of the Final DIP Order) or the Final DIP Order (from and after the date the Final DIP Order is entered by the Bankruptcy Court), as applicable, is in full force and effect, shall not have been reversed, vacated or stayed and shall not have been amended, supplemented or otherwise modified without the prior written consent of the Administrative Agent at the direction of the Required Lenders. (l) Intellectual Property. (i) Intellectual Property. Schedule VI sets forth under the name of such Loan Party, a complete and correct list of all Copyright registrations, Patents, Patent applications, Trademark registrations and Trademark applications owned by such Loan Party on the date hereof. (ii) Parent, the Borrower and each of its Subsidiaries has all material permits, memberships, franchises, contracts and licenses required and all Intellectual Property necessary to enable it to conduct the business in which it is now engaged and the conduct of (and use of such Intellectual Property by Parent, the Borrower or any Subsidiary in) its business as currently conducted, to the Borrower’s knowledge, does not infringe upon, misappropriate or otherwise violate the rights of any other Person, except for any such infringements, misappropriations, violations, or ownership, license or entitlement to use issues, that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. (iii) No Intellectual Property registered in a jurisdiction outside of the United States of America is material to the business of any Loan Party.

-54- (iv) No Intellectual Property that is material to the business of any Loan Party is owned by any Subsidiary that is not a Loan Party. (v) Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect and other than Permitted Liens, (i) no Person has any right or interest of any kind or nature in or to such Loan Party’s Intellectual Property, including any right to sell, license, lease, transfer, distribute, use or otherwise exploit such Intellectual Property or any portion thereof, other than (x) in the ordinary course (including licenses and other grants made in the ordinary course of business) of the respective Loan Party’s business, (y) the Secured Parties (to the extent provided in, and subject to the limitations and other terms contained in, the Loan Documents), the 1L Secured Parties (to the extent provided in, and subject to the limitations and other terms contained in, the 1L Convertible Notes Documents), the 2L Secured Parties (to the extent provided in, and subject to the limitations and other terms contained in, the 2L Convertible Notes Documents) and the 3L Secured Parties (to the extent provided in, and subject to the limitations and other terms contained in, the 3L RCF Loan Documents) and (z) such Loan Party and, to the extent not prohibited by this Agreement, any other Loan Party or Subsidiary, and (ii) each Loan Party has good and exclusive title to, and, to the Loan Party’s knowledge, the valid and enforceable power and right to use and otherwise exploit, its Intellectual Property as currently used and exploited. (vi) To each Loan Party’s knowledge, no Person is currently violating, misappropriating, infringing upon or breaching, any of the rights of any Loan Party to its Intellectual Property or is breaching any duty or obligation owed to any Loan Party in respect of its Intellectual Property, except where those violations, infringements or breaches, individually or in the aggregate, could not be reasonably expected to result in a Material Adverse Effect. No settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by any Loan Party, or to any Loan Party’s knowledge, to which any Loan Party is bound, that adversely affects its rights to own or use its Intellectual Property as used in its business as of the Effective Date, except as could not be reasonably expected to result in a Material Adverse Effect, in each case individually or in the aggregate. (vii) As of the Effective Date, no Loan Party has received any written notice that remains outstanding challenging the validity, enforceability, rights to use or register, or ownership of any of its Intellectual Property, except where those challenges, individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect. (viii) Each Loan Party has at all times complied in all material respects with all applicable laws, as well as its own rules, policies, and procedures, relating to privacy, data protection, and the collection, processing, transfer and use of personal information collected, used, or held for use by any Loan Party. (m) Investment Company Act. No Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. (n) Benefit Plans. Other than as set forth on Schedule VII, neither Parent, the Borrower nor any of its Subsidiaries maintains a plan under the Employee Retirement Income Security Act of 1974.

-55- (o) Chapter 11 Cases. The Chapter 11 Cases were commenced on the Petition Date in accordance with the applicable law and proper notice has been or will be given of (i) the motion seeking approval of the Loan Documents and the DIP Orders, and (ii) the hearing for the entry of the Final DIP Order. (p) Transactions with Affiliates. Except for transactions permitted under Section 7.12 and other than the Permitted Indebtedness and registration rights agreements with its Affiliates, neither Parent, the Borrower nor any of its Subsidiaries is a party to, any transaction (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any of its Affiliates. (q) AML Laws; Anti-Corruption Laws and Sanctions. Each Loan Party and each of its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by it and its respective directors, officers, employees and agents with Anti-Corruption Laws, applicable AML Laws and applicable Sanctions. No Loan Party or any of its Subsidiaries or, to the knowledge of any Loan Party or any of its Subsidiaries, any of their respective directors, officers, employees or Affiliates, or to the knowledge of any Loan Party or any of Subsidiaries or, any agent of such Loan Party or any of its Subsidiaries, or any Affiliate that will act in any capacity in connection with or benefit from the credit facility established hereby, (i) is a Sanctioned Person or (ii) is in material violation of AML Laws, Anti- Corruption Laws, or Sanctions. The proceeds from the Loans have not been or will not be used, directly or to the knowledge of any Loan Party or any Subsidiary, indirectly, to lend, contribute, provide or have not otherwise been made or will not otherwise be made available in violation of AML Laws, Anti-Corruption Laws, or Sanctions or for the purpose of funding any activity or business in any Sanctioned Country or for the purpose of funding any prohibited activity or business of any Sanctioned Person, absent valid and effective licenses and permits issued by each applicable Governmental Authority or otherwise in accordance with applicable laws, or in any other manner that will result in any violation by the Lender of any Sanctions. (r) Accuracy of Information. None of the information heretofore or contemporaneously furnished in writing to any Agent or any Lender by or on behalf of Parent, the Borrower or any of its Subsidiaries in connection with any Loan Document or any transaction contemplated hereby, when taken as a whole, contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information, in light of the circumstances under which it is made, not misleading in any material respect as of the time when made or delivered; provided, that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projected financial information are as to future events and are not to be viewed as facts, the projected financial information are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, that no assurance can be given that any particular projected financial information will be realized and that actual results during the period or periods covered by any such projections may significantly differ from the projected results and such differences may be material). (s) Material Adverse Change. Since the Petition Date, no Material Adverse Effect has occurred or any event which would reasonably be expected to result in a Material Adverse Effect.

-56- (t) Certain Representations as to Collateral: (i) Pledged Shares. The Initial Pledged Shares constitute 100% of the issued and outstanding Capital Stock of each Issuer beneficially owned directly by such Grantor on the date hereof (other than any Excluded Equity Interests), whether or not registered in the name of such Grantor. Schedule VIII correctly identifies, as at the date hereof, the respective Issuers of the Initial Pledged Shares and (in the case of any corporate Issuer) the respective class and par value thereof, whether such Initial Pledged Shares are certificated and the respective number of such Initial Pledged Shares (and registered owner thereof) represented by each such certificate. (ii) Promissory Notes, Instruments and Tangible Chattel Paper. Other than the Global Intercompany Note, Schedule IX sets forth a complete and correct list of all Promissory Notes (including any intercompany notes), Instruments and Tangible Chattel Paper held by any Grantor on the date hereof with a value of $100,000 or greater individually or with a value of $250,000 or greater in the aggregate. (iii) [Reserved]. (iv) Commercial Tort Claims. Schedule XI sets forth a complete and correct list of all Commercial Tort Claims of the Grantors in existence on the date hereof with a value of $100,000 or greater individually or with a value of $250,000 or greater in the aggregate. (v) Letter-of-Credit Rights. Schedule XII sets forth a complete and correct list of all letters of credit issued in favor of each Grantor, as beneficiary thereunder, on the date hereof with a value of $100,000 or greater individually or with a value of $250,000 or greater in the aggregate. (vi) Special Collateral. As of the date hereof, none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) timber to be cut, (5) Health-care-insurance receivables, (6) [reserved], (7) aircraft, aircraft engines, satellites, ships or railroad rolling stock or (8) motor vehicles or other goods subject to a certificate of title statute of any jurisdiction. ARTICLE VII COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party, until the DIP Termination Date, covenants and agrees that: Section 7.01 Reporting Requirements. (a) [Reserved]. (b) [Reserved].

-57- (c) [Reserved]. (d) [Reserved]. (e) The Borrower shall prepare and deliver, or cause to be prepared and delivered, to the Administrative Agent (for distribution to the Lenders) the following information, in each case within 30 days after the end of each monthly period, beginning with the month ending April 30, 2024: (i) unaudited consolidated balance sheets of Parent as at the close of each such monthly period and (ii) the related unaudited consolidated statements of operations and cash flows of Parent for the period from the beginning of the then-current fiscal year to the end of such monthly period. Section 7.02 [Reserved] Section 7.03 Budget. (a) As soon as available and in any event by 5:00 p.m. beginning on the fourth Friday following the Petition Date and every fourth Friday thereafter, the Borrower shall deliver to the Administrative Agent (for distribution to the Lenders) a proposed 13-Week Budget for approval by the Required Lenders (the “Proposed Approved Budget”). As soon as practicable the Required Lenders or Administrative Agent (at the direction of the Required Lenders) shall notify the Borrower in writing whether or not such Proposed Approved Budget has been approved by the Required Lenders. Upon approval thereof by the Required Lenders or Administrative Agent (at the direction of the Required Lenders), such 13-Week Budget shall become the Approved Budget; provided that (i) if such Proposed Approved Budget is not satisfactory to the Required Lenders in their sole discretion and not approved by the Required Lenders or Administrative Agent (at the direction of the Required Lenders) in writing, the Approved Budget that is then in effect shall remain in place and (ii) subject to the preceding clause (i), the Initial Budget shall be the only Approved Budget. (b) On each Budget Testing Date, the Borrower shall deliver to the Administrative Agent (for distribution to Lenders) (i) a variance report certified by the chief financial officer (or other financial officer performing similar functions) of the Borrower, in form and substance acceptable to the Required Lenders in their sole discretion, setting forth (x) each of the actual cash receipts and disbursements for the immediately preceding Budget Testing Period, (y) the aggregate Liquidity as of the end of the immediately preceding Budget Testing Period and (z) the variance in dollar amounts of the actual cash receipts and disbursements for the immediately preceding Budget Testing Period from those reflected for the corresponding period in the Approved Budget and including explanations for all material variances (including whether such variance is permanent in nature or timing related) and (ii) other than on each of the Initial Budget Testing Dates, an analysis, certified by the chief financial officer (or other financial officer performing similar functions) of the Borrower, demonstrating that a Budget Event shall not have occurred for such Budget Testing Period (if applicable). (c) Notwithstanding the foregoing, upon sufficiently detailed request by the Borrower, the Required Lenders or Administrative Agent (at the direction of the Required Lenders) may, in their or its (as applicable) sole discretion, approve a deviation from the then-

-58- current Approved Budget by written notice (email being sufficient) to the Borrower (an “Approved Deviation”), and such approval shall for all purposes hereunder amend the relevant Approved Budget to the extent of such Approved Deviation. For the avoidance of doubt, the actual effect, to the extent applicable, of any such Approved Deviation shall be reflected in any subsequent Proposed Approved Budget submitted by the Borrower to the Administrative Agent. (d) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, on or after the Effective Date, the proceeds received hereunder, all cash of the Parent, the Borrower and their Subsidiaries and proceeds of Collateral shall be used by the Parent, the Borrower and such Subsidiaries solely in accordance with the Approved Budget (subject to Permitted Variance). Section 7.04 Existence. Each Loan Party shall, (a) at all times preserve and keep in full force and effect its corporate existence and (b) maintain, preserve and protect all property (including Intellectual Property), licenses, permits, approvals, rights, privileges and franchises necessary to the conduct of its business, except, in the case of this clause (b), where the failure to do so could not likely reasonably be expected to have a Material Adverse Effect. Section 7.05 Incurrence of Indebtedness and Issuance of Disqualified Stock. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness, and no Loan Party or Subsidiary shall issue any Disqualified Stock; provided however, that any Loan Party or Subsidiary may incur Permitted Indebtedness or issue Permitted Disqualified Stock. Section 7.06 [Reserved]. Section 7.07 Limitation on Investments. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Investment. Section 7.08 Liens. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur or assume any Lien of any kind on any asset now owned or hereafter acquired by such Loan Party or Subsidiary; provided that any Loan Party or Subsidiary may incur or assume any Permitted Liens. Section 7.09 Asset Sales; Insurance/Condemnation. (a) Each Loan Party will not, and will not permit any of its Subsidiaries to, Dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, leased (as lessee), or licensed (as licensee), including any Capital Stock owned by it, except Dispositions (i) of property with a fair market value of less than $100,000 in the aggregate during the term of this Agreement, (ii) of inventory in the ordinary course of business, (iii) of non-exclusive licenses and similar arrangements for the use of the property of the Borrower or any Subsidiary in the ordinary course of business, (iv) of worn-out, obsolete or damaged inventory or equipment, (v) of inventory subject to write-off on the Borrower’s financial statements, (vi) for fair market value, provided that no Default or Event of Default exists or would result therefrom, and provided, further, that if the Disposition (or series

-59- of related Dispositions) is of property with a fair market value in excess of $100,000, then the party making the Disposition (or series of related Dispositions) must receive all of the consideration therefor in the form of cash or Cash Equivalents, and (vii) constituting Permitted Investments; provided that (1) the Capital Stock of a direct, Wholly-Owned Subsidiary of the Borrower shall not be Disposed of to another Subsidiary of the Borrower unless such receiving Subsidiary of the Borrower is a direct or indirect Wholly-Owned Subsidiary of the Borrower and the Collateral Agent’s, for the benefit of the Secured Parties, rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such Disposition and (2) in the event any Loan Party or any Subsidiary Disposes of any property (other than as set forth in any of the preceding clauses (ii) through (v) or clause (vii) of this Section 7.09(a)) which Disposition (or series of related Dispositions) results in the realization by such Person of Net Cash Proceeds in excess of $100,000 in any fiscal year (the “Asset Sale Proceeds”), such Asset Sale Proceeds shall be deposited and remain in one or more bank accounts of the Loan Parties (until used as hereinafter provided) and such Asset Sale Proceeds shall be promptly (but in any event within fifteen (15) days of such receipt) used to prepay the outstanding amount of the Loans in accordance with Section 2.05(d) (an “Asset Sale Prepayment”); provided, that notwithstanding any other provision herein to the contrary, each Asset Sale Prepayment that would otherwise be required by this Section 7.09(a) is also subject to the provisions of Section 7.09(e). (b) Not later than the fifteen (15) days following the date of receipt by any Loan Party or any Subsidiary of any Net Insurance/Condemnation Proceeds in excess of $100,000 in any fiscal year (“Excess Net Insurance/Condemnation Proceeds”), the Borrower shall prepay the outstanding amount of the Loans in accordance with Section 2.05(d) in an aggregate amount equal to such Excess Net Insurance/Condemnation Proceeds (an “Insurance/Condemnation Prepayment”); provided that each Insurance/Condemnation Prepayment that would otherwise be required by this Section 7.09(b) is also subject to the provisions of Section 7.09(e). (c) Not later than two (2) Business Days following (i) the issuance or incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness), or (ii) the receipt of any cash or Cash Equivalents following an Equity Issuance, the Borrower shall prepay the outstanding amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith (each an “Equity/Debt Prepayment”); provided that each Equity/Debt Prepayment that would otherwise be required by this Section 7.09(c) is also subject to the provisions of Section 7.09(e). (d) Not later than two (2) Business Days following the receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, the Borrower shall prepay the outstanding principal of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith ( an “Extraordinary Receipts Prepayment”); provided that each Extraordinary Receipts Prepayment that would otherwise be required by this Section 7.09(d) is also subject to the provisions of Section 7.09(e). (e) Notwithstanding any other provision herein to the contrary, in the event the Borrower is obligated to effect any Mandatory Prepayment (each such prepayment, for purposes of this Section 7.09(e), a “Waivable Prepayment”), then, not less than five (5) Business Days (or one Business Day in the case of an Equity/Debt Prepayment) prior to the date (the “Required

-60- Prepayment Date”) on which the Borrower is required to make such Waivable Prepayment, the Borrower shall notify each Lender of its pro rata share of such Waivable Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option to refuse such amount by giving notice to the Borrower of its election to do so at least one Business Day before the Required Prepayment Date (it being understood that any Lender that does not so notify the Borrower of its election to exercise such option shall be deemed to have elected, as of the Required Prepayment Date, not to exercise such option). Section 7.10 Limitation on Restricted Payments. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, without the prior written consent of the Required Lenders, (a) declare or pay any dividend or make any payment, distribution or return of capital (whether in cash, securities or other property) with respect to any Capital Stock of any Loan Party or any Subsidiary, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Capital Stock, or on account of any return of capital to the holders of any such Capital Stock, or (b) purchase, redeem, defease, otherwise acquire or retire for value, or make any payment with respect to, any Subordinated Indebtedness or Capital Stock of any Loan Party or Subsidiary held by Persons (such payments as described in parts (a) and (b) hereof, “Restricted Payments”); provided that (i) Subsidiaries of the Borrower may declare and pay dividends or make other distributions ratably with respect to their Capital Stock and (ii) the Borrower may declare and pay dividends or other distributions in an amount not to exceed the amount necessary to cover the unfunded Operating Expenses of Parent in accordance with the Approved Budget; provided that any Restricted Payments referenced in the preceding clauses (i) and (ii) may only be made if in compliance with the Approved Budget and the DIP Orders. Section 7.11 Intellectual Property. Each Loan Party will not, and will not permit any of its Subsidiaries to, permit any (i) Material Intellectual Property of any Loan Party as of or after the date hereof (by way of Disposition, Investment, Restricted Payment or otherwise) to be owned by any Person other than a Loan Party or (ii) Material Intellectual Property of any Subsidiary that is not a Guarantor as of or after the date hereof (by way of Disposition, Investment, Restricted Payment or otherwise) to be owned by any Person other than a Loan Party, except that any Loan Party or Subsidiary shall be permitted to license and sub-license Intellectual Property on a non-exclusive basis in the ordinary course of business. For the avoidance of doubt, this Section 7.11 shall not prohibit the sale or issuance of any Capital Stock of the Borrower that is permitted under this Agreement. Section 7.12 Limitations on Transactions with Affiliates. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly enter into or permit to exist any material transaction with any Affiliate of any Loan Party or Subsidiary, except for (a) transactions that are in the ordinary course of business, upon commercially reasonable terms that are no less favorable to the applicable Loan Party or Subsidiary than would be obtained at the time in a comparable, arm’s length transaction with a non-affiliated Person, (b) transactions between or among the Loan Parties and their respective Subsidiaries and that are not otherwise prohibited by this Agreement, (c) licenses and sublicenses in the ordinary course of business, (d) any Restricted Payment to the extent permitted by Section 7.10, (e) reasonable and customary director, officer and employee compensation, including bonuses, and other benefits, including retirement, health, stock option, other equity and other benefit plans and indemnification arrangements and any

-61- issuance of securities, or other payments, awards or grants in cash, securities or otherwise in connection therewith, in each case, in accordance with the Approved Budget, and (f) the existence of, and the performance of obligations of any Loan Party or any of its Subsidiaries under the terms of any agreement to which such Loan Party or any of its Subsidiaries is a party as of or on the date hereof, as these agreements may be amended, modified, supplemented, extended or renewed from time to time; provided, however, that any future amendment, modification, supplement, extension or renewal entered into after the date hereof shall be permitted solely to the extent that its terms are not more disadvantageous in any material respect to the Lenders than the terms of the agreements in effect on the date hereof. Section 7.13 Additional Guarantors. If, following the Effective Date, any U.S. Subsidiary of Parent shall become a Guarantor (as defined in the 1L Convertible NIA or 2L Convertible NIA) with respect to the 1L Convertible Notes Obligations or 2L Convertible Notes Obligations, respectively, the Borrower shall simultaneously therewith, (i) notify the Administrative Agent hereof, (ii) cause such Subsidiary to become a Guarantor and a Grantor by executing a joinder to this Agreement in form and substance reasonably acceptable to the Administrative Agent and the Required Lenders and (iii) cause to be delivered to the Administrative Agent and the Collateral Agent all such documents (including legal opinions and supplements to any other applicable Loan Document) as the Administrative Agent or the Collateral Agent (or either Agent at the direction of the Required Lenders) shall reasonably request to evidence compliance with this Section 7.13. Furthermore, to the extent not perfected by virtue of the DIP Orders or if any Person challenges the validity or enforceability of the Liens granted pursuant to the DIP Orders, such Subsidiary shall take all actions as are reasonably necessary upon the written request of the Administrative Agent or Collateral Agent (in each instance at the direction of the Required Lenders) to cause all of its property and assets, other than Excluded Property, to become subject to a first priority perfected security interest in favor of the Collateral Agent for the benefit of the Secured Parties (subject to any Permitted Liens); provided, that notwithstanding anything to the contrary contained in the foregoing, (a) in no event shall deposit account control agreements, securities account control agreements, commodities account control agreements or other control or similar arrangements be required, (b) in no event shall mortgages be required, except to the extent required under the 1L Convertible Notes Documents with respect to the same real property and (c) no actions in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction shall be required to be taken. Section 7.14 Payment of Taxes and Claims; Maintenance of Properties. (a) To the extent required or permitted by any order of the Bankruptcy Court and contemplated by the Approved Budget, each Loan Party will, and will cause each Subsidiary to, pay, discharge or otherwise satisfy all material taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, and all claims (including claims for labor, services, materials and supplies) for material sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such tax or claim need be paid if (i) it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as adequate reserve or other appropriate provision, as shall be required in conformity with GAAP, shall have been made therefor or (ii) the failure to pay such tax or claim either individually or in the aggregate,

-62- will not reasonably be expected to have a Material Adverse Effect, or (iii) non-payment thereof is permitted under the Bankruptcy Code or order of the Bankruptcy Court. (b) Each Loan Party will, and will cause each Subsidiary to, maintain or cause to be maintained in good repair, working order and condition (ordinary wear and tear excepted) all properties used or useful in the business of the Loan Parties and their respective Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof except to the extent that, in the reasonable judgement of the Borrower, any such property is no longer necessary or useful for the proper conduct of the business of the Loan Parties and their respective Subsidiaries. (c) Each Loan Party will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Borrower and its Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Section 7.15 Notices; Information. (a) Each Loan Party shall deliver to each Lender promptly, but in any event within three (3) Business Days after, any officer thereof obtains knowledge (i) of any condition or event that constitutes a Default or an Event of Default under any Loan Document; (ii) [reserved] or (iii) of the occurrence of any event or change that could reasonably be expected to cause or evidence, either in any case or in the aggregate, a Material Adverse Effect, an Officer’s Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action the Borrower has taken, is taking and proposes to take with respect thereto. (b) Each Loan Party shall deliver to each Lender promptly upon any officer thereof obtaining knowledge of any Adverse Proceeding not previously disclosed in writing to the Lenders, if adversely determined could be reasonably expected to have a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, notice thereof together with such other information as may be reasonably available to any Loan Party (including delivery of copies of notices received by them) to enable the Lenders and their counsel to evaluate such matters. (c) Each Loan Party shall deliver to each Lender and the Administrative Agent within three (3) Business Days (i) any default notice received with respect to any Material Indebtedness and (ii) notice of any event of default (or analogous term) under any Material Indebtedness of which any officer thereof has knowledge. Section 7.16 Compliance with Laws and Contractual Obligations.

-63- (a) Each Loan Party shall, and shall cause each of its Subsidiaries and each of its and their respective directors, officers and employees to, comply (i) with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (excluding, solely for purposes of this Section 7.16(a), Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions) and (ii) Contractual Obligations, in the case of each of (i) and (ii) above, only to the extent any noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) Each Loan Party shall, and shall cause each of its Subsidiaries and each of its and their respective directors, officers and employees to, comply in all material respects with the requirements of all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. Each Loan Party shall continue to maintain in effect and enforce, and shall procure that each of its Subsidiaries continues to maintain in effect and enforce, policies and procedures designed to promote and achieve compliance by them and their respective directors, officers and employees with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. Section 7.17 Books and Records; Inspections. The Borrower and each Guarantor will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities, and with respect to Parent, all such entries shall be in conformity in all material respects with GAAP. Each Loan Party will, and will cause each of its Subsidiaries to, permit any authorized agents designated by any Lender (including the right to appoint third party agents), for so long as no Event of Default has occurred and is continuing, and not more than once per fiscal quarter, to visit and inspect any of the properties of the Borrower, Guarantors or any Subsidiary, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested. Section 7.18 [Reserved]. Section 7.19 Limitations on Restrictive Agreements. Each Loan Party will not, nor will any Loan Party permit any Subsidiary to, directly or indirectly (i) enter into or assume any agreement, document, license, instrument or other arrangement (other than the Loan Documents) prohibiting (or having the effect of prohibiting) the creation or assumption of any Lien on Collateral or (ii) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind (except as provided by the Loan Documents) on the ability of any Subsidiary to: (A) pay or make Restricted Payments to any Loan Party or any Subsidiary; (B) pay any Indebtedness owed to the any Loan Party or any Subsidiary; (C) make loans or advances to any Loan Party or any Subsidiary; (D) transfer any of its property or assets to any Loan Party or any Subsidiary or (E) limit the ability of any Person required to Guarantee the Obligations to so Guarantee; provided that the foregoing clause (ii) shall not apply to (1) restrictions or conditions imposed by law, by this Agreement or any other Loan Document, (2) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness, (3) any agreement in connection with an asset sale permitted by Section 7.09 pending consummation of such asset sale solely to the extent it relates only to property being sold

-64- in such permitted asset sale, and (4) the DIP Orders, the Approved Budget or the “first day” orders (solely to the extent permitted under the DIP Orders). Section 7.20 [Reserved]. Section 7.21 Post-Closing Requirements. The Borrower or the applicable Guarantor will deliver to the Administrative Agent, on or before the applicable date set forth in Schedule XIII, each of the items set forth in such schedule. Section 7.22 Further Assurances. Subject to the limitations set forth herein, each Loan Party shall execute and deliver such further instruments and do such further acts as may be reasonably necessary, desirable or proper, or that the Collateral Agent or the Administrative Agent may reasonably request, to carry out more effectively the provisions of this Agreement or any other Loan Document. Section 7.23 Lender Meetings. Unless cancelled by the Administrative Agent at the direction of the Required Lenders, on each Friday (or such other day as mutually agreed between the Administrative Agent and the Borrower) (or in the event that such day is not a Business Day, then on the Business Day immediately following) during the Chapter 11 Cases, the Debtors’ senior management and professionals shall host a telephonic meeting for the Lenders and their professionals at which the Debtors’ senior management and professionals shall provide an update to the Lenders and their professionals (and shall make themselves available for questions) with respect to the financial and operating performance of the Debtors, the latest Approved Budget. Section 7.24 [Reserved]. Section 7.25 Use of Proceeds. Each Loan Party shall not, and shall cause each of its Subsidiaries not to, at any time, use proceeds of the Loans for the purposes other than as set forth in Section 6.01(j). Without in any way limiting the foregoing, and otherwise in accordance with the DIP Orders, no Collateral, DIP Proceeds or any portion of the Carve Out may be used directly or indirectly by any of the Debtors, the Committee, if any, or any trustee or other estate representative appointed in the Chapter 11 Cases (or any successor chapter 7 case) or any other person or entity (or to pay any professional fees, disbursements, costs or expenses incurred in connection therewith): (a) to seek authorization to obtain liens or security interests that are senior to or pari passu with the Liens or the Liens in existence on the Petition Date securing the Prepetition Obligations (the “Prepetition Liens”) (except to the extent expressly set forth herein); (b) to investigate (including by way of examinations or discovery proceedings), prepare, assert, join, commence, support or prosecute any action for any claim, counter-claim, action, proceeding, application, motion, objection, defense, or other contested matter seeking any order, judgment, determination or similar relief against, or adverse to the interests of, in any capacity, any of the Agents, the Lenders or Prepetition Secured Parties, and each of their respective officers, directors, controlling persons, employees, agents, attorneys, Affiliates, assigns, or successors of each of the foregoing (all in their capacities as such), with respect to any transaction, occurrence, omission, action or other matter (including formal discovery proceedings in anticipation thereof), including, without limitation, (i) any claims or causes of action arising under chapter 5 of the Bankruptcy Code; (ii) any so-called “lender liability” claims and causes of action; (iii) any action with respect to the validity, enforceability, priority and extent of, or asserting any defense, counterclaim, or

-65- offset to, the Obligations, the DIP Credit Facility Super-Priority Claims, the Liens, the Loan Documents, the Prepetition Liens, the Prepetition Debt Documents, or the Prepetition Obligations; (iv) any action seeking to invalidate, modify, set aside, avoid or subordinate, in whole or in part, the Obligations or the Prepetition Obligations; (v) any action seeking to modify any of the rights, remedies, priorities, privileges, protections and benefits granted to either (A) the Agents or the Lenders hereunder or under any of the Loan Documents; or (vi) objecting to, contesting, or interfering with, in any way, the Agents’ and the Lenders’ enforcement or realization upon any of the Collateral once an Event of Default has occurred, in each case after the lapse of the Default Notice Period; (B) the Prepetition Secured Parties under any of the Prepetition Debt Documents (in each case, including, without limitation, claims, proceedings or actions that might prevent, hinder or delay any of the Agents’ or the Lenders’ assertions, enforcements, realizations or remedies on or against the Collateral in accordance with the applicable Loan Documents and the DIP Orders); (c) to challenge the application of any payments or collections received by the Agents or Lenders to the obligations of Loan Parties as provided for herein, or (d) propose or support a plan of reorganization or sale of all or substantially all of the assets of the Loan Parties that is inconsistent with the terms of the RSA; provided, that no more than $25,000 of the proceeds of the DIP Facility, the Collateral, or the Prepetition Collateral, including the Cash Collateral, in the aggregate, may be used by a Committee, if any, to investigate the foregoing matters within the Challenge Period. Section 7.26 Consolidation Etc.. Each Loan Party shall not, and shall cause each of its Subsidiaries (other than Appgate Germany GmbH which is in the process of being wound up) not to (i) wind-up, liquidate or dissolve or (ii) consolidate with, merge with or into, to sell, convey, assign, transfer, lease or otherwise Dispose of all or substantially all of its properties and assets, in one transaction or any series of transactions, to another Person. Section 7.27 Chapter 11 Milestones. Each Loan Party shall ensure that each of the Milestones set forth on Schedule XIV is achieved in accordance with the applicable timing referred to therein (or such later dates as may be approved in writing by the Administrative Agent at the direction of the Required Lenders in their reasonable discretion). Section 7.28 Bankruptcy Covenants. Notwithstanding anything in the Loan Documents to the contrary, the Debtors shall comply with all material covenants, terms and conditions and otherwise perform all obligations set forth in the DIP Orders in all material respects. Section 7.29 Chapter 11 Cases. The Loan Parties shall deliver or cause to be delivered for review and comment, as soon as commercially reasonable and in any event not less than two (2) Business Days (or as soon thereafter as is reasonably practicable under the circumstances) prior to filing, all material pleadings, motions and other documents (provided that any of the foregoing relating to this Agreement, the Loans or sale of any assets of the Debtors shall be deemed material) to be filed on behalf of the Debtors with the Bankruptcy Court (including, but not limited to, all draft pleadings to the extent required under the RSA) to counsel to the Lenders and shall consult in good faith with such counsel regarding the form and substance of any such proposed filing. The Loan Parties shall provide copies to the Administrative Agent and the Lenders of all pleadings, motions, applications, judicial information, financial information and other documents filed by or on behalf of the Debtors with the Bankruptcy Court, distributed by or on behalf of the Debtors to any Committee, filed with respect to the Chapter 11 Cases or filed with

-66- respect to any Loan Document. In connection with the Chapter 11 Cases, the Debtors shall provide the proper notice for (x) the motions seeking approval of the Loan Documents and the DIP Orders and (y) the hearings for the approval of the DIP Orders. Section 7.30 Employee Payments. Each Loan Party shall not make any bonus payment to any executive officers or employees of Parent or any of its Subsidiaries unless in accordance with the Approved Budget and as authorized by the Bankruptcy Court. Section 7.31 Change to DIP Orders. Without the prior written consent of the Administrative Agent (at the direction of the Required Lenders), no Loan Party shall make or permit to be made any change to the Interim DIP Order or the Final DIP Order unless such changes are required by the Bankruptcy Court. Section 7.32 Superpriority Claims. Each Loan Party shall not seek authorization for, or permit the existence of, any claims other than that of the Lenders entitled to a superpriority under section 364(c)(1) of the Bankruptcy Code that is senior or pari passu with the Lenders’ section 364(c)(1) claim, except for the Carve Out. ARTICLE VIII [RESERVED] ARTICLE IX EVENTS OF DEFAULT Section 9.01 Events of Default; Exercise of Remedies. Each of the following events after any applicable cure period, if any, shall constitute an event of default (each, an “Event of Default”): (a) the Borrower shall fail to pay, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (i) any interest on any Loan, any fee, indemnity or other amount payable under this Agreement (other than any portion thereof constituting principal of the Loans) or any other Loan Document, and such failure continues for a period of 2 Business Days or (ii) all or any portion of the principal of the Loans; (b) any representation, warranty, certification or other statement made or deemed made by the Borrower, Guarantor or any Subsidiary in any Loan Document or in any certificate at any time given by any Loan Party or any Subsidiary pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; (c) failure by the Borrower, or any Guarantor or Subsidiary, as applicable, to comply with its obligations under (i) Section 7.15(a)(i), 7.23, 7.25, 7.26, 7.27, 7.28, 7.29, 7.30, 7.31 and 7.32, (ii) Sections 7.03, 7.04(a), 7.05, 7.08, 7.09, 7.10, 7.11, 7.12, 7.13, 7.15 (other than Section 7.15(a)(i)), 7.19, and 7.21 and such failure in the case of this clause (ii), if capable of being

-67- remedied, remains unremedied for a period of two (2) Business Days, (iii) Section 7.07 and such failure, in the case of this clause (iii), remains unremedied for five (5) calendar days after the occurrence thereof and (iv) Sections 7.01, 7.04(b), 7.14, 7.16, 7.17 or 7.22 and such failure, in the case of this clause (iv), remains unremedied for ten (10) calendar days after the occurrence thereof; (d) failure by any Loan Party or any Subsidiary, as applicable, to comply with any covenants and obligations (other than pursuant to Sections 9.01(a) through (c) hereunder) of any Loan Party or Subsidiary, as applicable, contained in the Loan Documents; (e) default by any Loan Party or solely with respect to clause (e)(i) hereunder, any Subsidiary, with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any Indebtedness for money borrowed of $500,000 (or the foreign currency equivalent thereof) or more in the aggregate of the Loan Parties, whether such Indebtedness now exists or shall hereafter be created, or any Material Indebtedness, in each case (i) resulting in such Indebtedness becoming or being declared immediately due and payable or would permit the holder thereof to accelerate such Indebtedness prior to its stated maturity or enforce any Liens (in each case, without giving effect to any intercreditor or subordination arrangements), (ii) constituting a failure to pay the principal of or interest on any such Indebtedness when due and payable at its stated maturity date, upon required repurchase, upon declaration of acceleration or otherwise; (f) other than the Chapter 11 Cases and the wind down of Appgate Germany GmbH, any Loan Party, or any Significant Subsidiary of Parent shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Loan Party or Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such Loan Party, if any, or Significant Subsidiary or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors; (g) other than the Chapter 11 Cases, an involuntary case or other proceeding shall be commenced against any Loan Party, if any, or any Significant Subsidiary of Parent seeking liquidation, reorganization or other relief with respect to such Loan Party or Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such Loan Party or Significant Subsidiary or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive calendar days; (h) a final judgment or judgments for the payment of $1,000,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against any Loan Party, if any, which judgment is not discharged, paid, bonded, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished;

-68- (i) the Guarantee by any Guarantor, if any, ceases to be in full force and effect or such Guarantee is declared by a court of competent jurisdiction to be null and void and unenforceable or the Guarantee is found by a court of competent jurisdiction to be invalid or such Guarantor denies its liability under its Guarantee; (j) (A) any of the Security Documents (if any) or Section 4.09 of this Agreement shall cease for any reason to be in full force and effect, or the Borrower, a Guarantor or Subsidiary, shall so assert in writing, or (B) the Lien created by any of the Security Documents (if any), or the Lien created hereunder or pursuant to the DIP Orders, shall cease to be, or shall be asserted in writing by any Loan Party or Subsidiary not to be, perfected (to the extent required by this Agreement or the applicable Security Document(s) (if any)) and enforceable in accordance with its terms or of the same effect as to perfection and priority purported to be created thereby with respect to any material portion of the Collateral (other than in connection with any termination of such Lien in respect of any Collateral as permitted by this Agreement or the DIP Orders or by any of the Security Documents (if any), or the non-perfection of any Lien to the extent that the Borrower and the Required Lenders reasonably agree that the burden or cost of perfecting such Lien would be excessive in relation to the practical benefit to the Secured Parties obtained thereby); (k) any Subordinated Indebtedness permitted hereunder or the guarantee thereof shall cease, for any reason, to be validly subordinated to the Obligations, as provided in the subordination agreement applicable thereto; (l) (i) there shall occur one or more ERISA Events which individually or in the aggregate results in or would reasonably be expected to result in a Material Adverse Effect or (ii) there exists, with respect to a Plan, any fact or circumstance that reasonably would be expected to result in the imposition of a Lien or security interest pursuant to Section 430(k) of the Code, other than such Liens or security interests as would not be individually or in the aggregate be material (m) a Change of Control shall have occurred; (n) the Initial DIP Funding Date shall not have occurred within five (5) Business Days after the Petition Date; (o) the occurrence and continuance of any of the following in any Chapter 11 Case: (i) except as otherwise agreed to by the Administrative Agent (acting at the direction of the Required Lenders), filing of a motion seeking approval of a sale pursuant to Section 363 of the Bankruptcy Code or a plan of reorganization or liquidation in any of the Chapter 11 Cases that is inconsistent with the terms of the RSA; (ii) any of the Loan Parties shall file a pleading seeking to amend, vacate or modify any of the Loan Documents or DIP Orders over the objection of the Administrative Agent or the Administrative Agent at the direction of the Required Lenders; (iii) entry of an order without the prior written consent of the Administrative Agent (at the direction of Required Lenders) amending, supplementing or otherwise modifying the Loan Documents or DIP Orders;

-69- (iv) reversal, vacatur or stay of the effectiveness of the DIP Orders except to the extent reversed within three (3) Business Days thereafter; (v) any violation of any material term of the DIP Orders by any Loan Party; (vi) dismissal of any of the Chapter 11 Cases or conversion of the Chapter 11 Case to a case under Chapter 7 of the Bankruptcy Code or any Debtor shall file a motion or other pleading seeking such dismissal or conversion of any bankruptcy case; (vii) the entry of an order by the Bankruptcy Court appointing, or the filing of a motion or application by any Debtor an order seeking the appointment of, in either case, without the prior consent of the Required Lenders, (A) a Chapter 11 trustee under section 1104 of the Bankruptcy Code or (B) an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code) or any Debtor shall file a motion or other pleading seeking such appointment; (viii) failure to satisfy any of the Milestones (after giving effect to any applicable grace period), unless extended or waived by the prior written consent of the Administrative Agent at the direction of the Required Lenders; (ix) granting of relief from the Automatic Stay by the Bankruptcy Court after notice and hearing in the Chapter 11 Cases to permit enforcement upon any Lien or foreclosure or enforcement on assets of Borrower or any Loan Party in each case with a fair market value in excess of $250,000; (x) the bringing of a motion or application by any Debtor in any of the Chapter 11 Cases, or the entry of any order by the Bankruptcy Court in any of the Chapter 11 Cases: (A) to obtain additional post-petition financing under section 364(c) or (d) of the Bankruptcy Code that does not provide for Payment in Full of all Obligations under the Loan Documents and (except to the extent provided otherwise in the Ch. 11 Plan) payment in full in cash of all Prepetition Obligations under the Prepetition Debt Documents, in each case immediately upon the consummation of such financing without the prior written consent of the Required Lenders; or (B) except as provided in this Agreement, the DIP Orders or as otherwise consistent with the Approved Budget, to use Cash Collateral of the Agents and the Lenders under section 363(c) of the Bankruptcy Code or any equivalent provision of the relevant applicable law without the prior written consent of the Required Lenders; (xi) an order shall be entered in any of the Chapter 11 Cases, without the prior written consent of the Administrative Agent at the direction of Required Lenders (i) to permit any administrative expense or any claim (now existing or hereafter arising of any kind or nature whatsoever) to have administrative priority equal or superior to the DIP Credit Facility Super- Priority Claims or (ii) granting or permitted grant of a lien that is equal in priority or senior to the Liens (other than the Carve Out); (xii) the Debtors’ filing of (or supporting another party in the filing of) a motion seeking entry of an order approving any key employee incentive plan, employee retention

-70- plan, or comparable plan not in accordance with the Approved Budget, without the prior written consent of the Required Lenders; (xiii) (1) the Debtors shall seek, or shall support any other person’s motion seeking (in any such case, verbally in any court of competent jurisdiction or by way of any motion or pleading with the Bankruptcy Court, or any other writing to another party in interest by Debtors) to challenge the validity or enforceability of any of the Lien or obligations of the parties under the 1L Convertible Notes Documents, including, but not limited to, seeking to prohibit, limit or restrict the right of the 1L Convertible Notes Agent (on behalf of the 1L Secured Parties) to credit bid for any or all of the Debtors’ assets, or (2) the Bankruptcy Court enters an order prohibiting, restricting, precluding, or otherwise impairing the unqualified right of the Agents or the 1L Convertible Notes Agent (or their respective designees), from having the right to or being permitted to “credit bid” any amount of the Obligations or 1L Convertible Notes Obligations, respectively, with respect to the assets of the Debtors; (xiv) the Debtors shall assert in any pleading filed in any court that the guarantee contained in the Loan Documents is not valid and binding and in full force and effect, for any reason, other than pursuant to the terms hereof; (xv) payment of (or application by any Debtor for authority to pay) or granting adequate protection with respect to prepetition Indebtedness, other than as expressly provided herein or in the DIP Orders or relief sought in any “first day motions” filed on the Petition Date; (xvi) expiration or termination of the period provided by section 1121 of the Bankruptcy Code for the exclusive right to file a plan, with respect to a Debtor unless such expiration or termination was sought by the Administrative Agent at the direction of the Required Lenders; (xvii) the Bankruptcy Court’s determination that the Liens or the DIP Credit Facility Super-Priority Claims are not valid, perfected and enforceable in all respects; (xviii) Permitted Variances under the Approved Budget are exceeded for any period of time without consent of or waiver by the Administrative Agent at the direction of the Required Lenders; (xix) any Debtor asserting any right of subrogation or contribution against any other Debtor until all Obligations are Paid in Full; (xx) subject to entry of the Final DIP Order, the allowance of any claim or claims under Section 506(c) of the Bankruptcy Code or otherwise against any Lender; (xxi) the commencement of a suit or action against any Lender by (x) the Debtors or (y) any other Person which continues without dismissal for thirty (30) days after service thereof on the Lenders, that in each case asserts or seeks by or on behalf of the Debtors, any Committee or any other party in interest in any of the Chapter 11 Cases, a claim or any legal or equitable remedy that would (i) have the effect of subordinating any or all of the Obligations or Liens of the Lenders under the Loan Documents to any other claim, or (ii) have a material adverse

-71- effect on the rights and remedies of the Agents and/or the Lenders under any Loan Document or the collectability of all or any portion of the Obligations; (xxii) the entry of an order in any bankruptcy case avoiding or requiring repayment of any portion of the payments made on account of the Obligations owing under this Agreement or the other Loan Documents; (xxiii) an order shall have been entered by the Bankruptcy Court (except as agreed in any DIP Order) prohibiting, limiting or restricting the right of the Administrative Agent (on behalf of the Lenders) or the 1L Convertible Notes Agent (on behalf of the 1L Secured Parties) to credit bid for any or all of the Debtors’ assets; (xxiv) [reserved]; (xxv) the payment of, or application by any Debtor for authority to pay, any prepetition claim, via a “first day” order or otherwise, other than (i) as consented to by the Required Lenders, (ii) as authorized by the Approved Budget, (iii) permitted under the terms of this Agreement or (iv) as authorized by the Bankruptcy Court or the DIP Orders and otherwise permitted in the Approved Budget; (xxvi) any event, development, state of facts, change, circumstance, occurrence, condition or effect occurring after the Petition Date that relates to or arises from material litigation and that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect; (xxvii) any settlement of any material litigation that is not consented to by the Administrative Agent (at the direction of the Required Lenders); and (xxviii)(i) any breach by any Loan Party of its obligations under the RSA or (ii) the RSA is terminated for any reason (other than any automatic termination in accordance with its terms). If any Event of Default occurs and is continuing, subject to the terms and conditions of the DIP Orders, the Collateral Agent may, and at the direction of the Required Lenders, shall, by notice to the Borrower, (i) terminate or reduce all Commitments, whereupon all Commitments shall immediately be so terminated or reduced, (ii) terminate all use of the Debtors’ use of any Cash Collateral, (iii) [reserved], (iv) immediately set-off any and all amounts in accounts maintained by the Debtors with any of the Agents or the Lenders or otherwise enforce any and all rights against the Collateral in the possession of any of the Agents or Lenders, (v) declare all or any portion of the Loans then outstanding to be accelerated and due and payable, whereupon all or such portion of the aggregate principal of all Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, together with the Early Termination Fee, with respect to the Commitments so terminated and the Loans so repaid, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (vi) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents and DIP Order; provided, however, that the Agents and Lenders shall provide the Borrower and its Subsidiaries with five (5) Business Days’ prior written notice (which may be by

-72- email) (the “Default Notice Period”), which notice period shall run concurrently with any cure period specified in this Section 9.01, before exercising any enforcement rights or remedies, except that the Administrative Agent may immediately terminate consent to the use of Cash Collateral provided that during the Default Notice Period, the Loan Parties shall be permitted to continue to use Cash Collateral and proceeds of Loans solely (x) in the ordinary course of business and in accordance with the Approved Budget and the Loan Documents to fund expenses critically necessary to preserve the value of the Debtors’ business and the Collateral, including professional fees of the Debtor Professionals, as reasonably determined by the Loan Parties, and (y) to satisfy the Carve Out in accordance with the DIP Orders. Each Loan Party and each of their respective Subsidiaries shall cooperate fully with the Agents and the Lenders in their exercise of rights and remedies, whether against the Collateral or otherwise. Notwithstanding anything herein to the contrary, during the Default Notice Period, each Loan Party and its Subsidiaries shall have the right to challenge, among other things, the existence or occurrence of an Event of Default (and no other matters) by seeking emergency relief from the Bankruptcy Court. If the Bankruptcy Court finds that an Event of Default has occurred and is continuing, the Lenders’ right to enforce the remedies provided for herein and in the DIP Orders shall be subject to satisfaction of the obligations occasioned by the issuance of a Carve Out Trigger Notice; provided, however, that the Loan Parties (in their capacities as Debtors, as applicable) hereby waive their right to and shall not be entitled to seek relief, including, without limitation, under section 105 of the Bankruptcy Code, to the extent that such relief would in any way impair or restrict the rights and remedies of the Lenders or the Agents, or, if applicable, the 1L Secured Parties. Section 9.02 [Reserved]. ARTICLE X AGENTS Section 10.01 Appointment. Each Lender (and each subsequent maker of any Loan by its making thereof) hereby irrevocably appoints, authorizes and empowers the Administrative Agent and the Collateral Agent to perform the duties of each such Agent as set forth in this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto, including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Loans outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent, and to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by such Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the Lenders for any Agent’s inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Loans, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to act with respect to all Collateral under the Loan Documents, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the

-73- Loan Parties to secure any of the Obligations and (vi) to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, together with such actions and powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Loans), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) shall be binding upon all Lenders and all makers of Loans; provided, however, the Agents shall not be required to take any action which, in the reasonable opinion of any Agent, exposes such Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. Section 10.02 Nature of Duties; Delegation. (a) The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agents shall be mechanical and administrative in nature. The Agents shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral without reliance upon the Administrative Agent or any other Lender or any of their Related Parties, and neither the Agents nor any of their Related Parties shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the initial Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. If any Agent seeks the consent or approval of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) to the taking or refraining from taking any action hereunder, such Agent shall send notice thereof to each Lender. Each Agent shall promptly notify each Lender any time that the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) have instructed such Agent to act or refrain from acting pursuant hereto. (b) Each Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any of its Related Parties or any other trustee, co-agent or other Person (including any Lender). Any such Related Party, trustee, co-agent or other Person shall benefit from this Article X to the extent provided by the applicable Agent. Section 10.03 Rights, Exculpation, Etc. The Agents and their Related Parties shall not be liable for any action taken or omitted to be taken by them under or in connection with this

-74- Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court or other tribunal of competent jurisdiction. Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Loan as the owner thereof until the Administrative Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the Administrative Agent; (ii) may consult with legal counsel (including, without limitation, counsel to any Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person, nor shall the Agents be deemed to have knowledge of any Default or Event of Default unless and until written notice describing such Default or Event of Default is given to an Authorized Officer of such Agent by a Loan Party; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agents shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 4.03, and if any such apportionment or distribution is subsequently determined to have been made in error, and the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agents may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agents are permitted or required to take or to grant, and if such instructions are promptly requested, the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until they shall have received such instructions from the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents). Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents). Beyond the exercise of reasonable care in the custody thereof and as otherwise specifically set forth herein, the Collateral Agent shall not have any duty as to any of the Collateral in its possession or control or in the possession or control of any agent

-75- or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Agents shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Collateral Agent shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith. Section 10.04 Reliance. Each Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, any Agent may presume that such condition is satisfactory to such Lender unless such Agent shall have received written notice to the contrary from such Lender prior to the making of such Loan. The Agents shall be fully justified in failing or refusing to take any action unless it shall first receive such advice, direction or concurrence of the Required Lenders (or Administrative Agent in the case of the Collateral Agent) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request or consent of the Administrative Agent at the written instruction of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders. Upon the request by the Collateral Agent at any time, the Administrative Agent will promptly confirm in writing any action taken or to be taken by the Collateral Agent (at the written instruction of the Required Lenders). Documents delivered to the Agents are for informational purposes only and the Agents’ receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Loan Parties’ compliance with any of the covenants hereunder (as to which the Agents are entitled to rely exclusively on certificates of an Authorized Officer of the Borrower). The Agents shall have no obligation to verify the information or calculations set forth in this Agreement or otherwise. The Agents shall have no responsibility or liability for the filing, timeliness or content of any report required under this Agreement or the other Loan Documents. The Agents may conclusively rely on the applicable Assignment and Assumption as to whether any Lender or proposed Lender is an Affiliate of a Lender. Section 10.05 Indemnification. To the extent that any Agent or any Related Party of the foregoing is not reimbursed and indemnified by any Loan Party, and whether or not such Agent has made demand on any Loan Party for the same, the Lenders will, within five days of

-76- written demand by such Agent, reimburse such Agent and such Related Parties for and indemnify such Agent and such Related Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, client charges and expenses of counsel or any other advisor to such Agent and such Related Parties), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent and the Related Parties in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by such Agent and such Related Parties under this Agreement or any of the other Loan Documents, in proportion to each Lender’s Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final non-appealable judicial determination that such liability resulted from such Agent’s or such Related Party’s gross negligence or willful misconduct; provided further that no action taken or not taken in accordance with the directions of Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for the purposes of this Section 10.05. The obligations of the Lenders under this Section 10.05 shall survive Payment in Full of the Loans and the termination of this Agreement. Section 10.06 Agents Individually. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower as if it were not acting as an Agent pursuant hereto without any duty to account to the other Lenders. Section 10.07 Successor Agent. (a) Any Agent may at any time give at least 30 days prior written notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor Agent. If no such successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent. Whether or not a successor Agent has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) With effect from the Resignation Effective Date, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by such Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such Collateral security until such time as a successor Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through such retiring Agent shall instead be made by or to each Lender directly, until such time, if any, as a successor Agent shall have been appointed as provided for above. Upon the acceptance of a successor’s Agent’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. After the retiring Agent’s

-77- resignation hereunder and under the other Loan Documents, the provisions of this Article, Section 12.04 and Section 12.15 shall continue in effect for the benefit of such retiring Agent, its sub- agents and their respective Related Parties in respect of any actions taken or omitted to be taken by it while the retiring Agent was acting as Agent. (a) Any Person into which the Agents may be merged or converted or with which they may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Agents shall be a party, or any Person succeeding to all or substantially all of the corporate agency or corporate trust business of such Agent shall be the successor of such Agent hereunder and under the other Loan Documents, without the execution or filing of any paper or any further action on the part of any of the parties hereto. Section 10.08 Collateral Matters. (a) [Reserved]. (b) The Lenders hereby irrevocably authorize the Collateral Agent, to release any Lien granted to or held by the Collateral Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Loans and all other Obligations (other than Contingent Indemnity Obligations) in accordance with the terms hereof; or constituting property being sold or disposed of in the ordinary course of any Loan Party’s business or otherwise in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Required Lenders. Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 10.08(b). (c) Without in any manner limiting the Collateral Agent’s authority to act without any specific or further authorization or consent by the Required Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent under Section 10.08(b). Upon receipt by the Collateral Agent of confirmation from the Required Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as are requested to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Agents and the Lenders upon such Collateral; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent’s opinion, would expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

-78- (d) Anything contained in any of the Loan Documents to the contrary notwithstanding, the Loan Parties, each Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral under any Loan Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Collateral Agent for the benefit of the Lenders in accordance with the terms thereof, (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent, the Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and (iii) the Collateral Agent, as agent for and representative of the Agents and the Lenders (but not any other Agent or any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, but not obligated, (either directly or through one or more acquisition vehicles) for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral to be sold (A) at any public or private sale, (B) at any sale conducted by the Collateral Agent under the provisions of the Uniform Commercial Code (including pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code), (C) at any sale or foreclosure conducted by the Collateral Agent (whether by judicial action or otherwise) in accordance with applicable law or (D) any sale conducted pursuant to the provisions of any Debtor Relief Law (including Section 363 of the Bankruptcy Code), to use and apply all or any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. (e) The Collateral Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Collateral Agent pursuant to this Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, and that the Collateral Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein. (f) Nothing contained herein shall be deemed to authorize any Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization or liquidation, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize any Agent to vote in respect of the claim of any Lender in any such proceeding. Section 10.09 Agency for Perfection. Each Agent and each Lender hereby appoints each other Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and Liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and each Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agents and the Lenders as secured party. Should the Administrative Agent or any Lender obtain possession or control of any such Collateral, the Administrative Agent or such Lender shall notify the Collateral

-79- Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent’s instructions. In addition, the Collateral Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable state law or otherwise to perform its duties and enforce its rights with respect to the Collateral and under the Loan Documents. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing. Section 10.10 No Reliance on any Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on any Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other requirements imposed by the USA PATRIOT Act or the regulations issued thereunder, including the regulations set forth in 31 C.F.R. §§ 1010.100(yy), (iii), 1020.100, and 1020.220 (formerly 31 C.F.R. § 103.121), as hereafter amended or replaced (“CIP Regulations”), or any other Anti-Money Laundering Laws, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or other regulations issued under the USA PATRIOT Act. Each Lender, Affiliate, participant or assignee subject to Section 326 of the USA PATRIOT Act will perform the measures necessary to satisfy its own responsibilities under the CIP Regulations. Section 10.11 No Third Party Beneficiaries. The provisions of this Article are solely for the benefit of the Secured Parties, and no Loan Party shall have rights as a third-party beneficiary of any of such provisions. Section 10.12 No Fiduciary Relationship. It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties. Section 10.13 Reports; Confidentiality; Disclaimers. By becoming a party to this Agreement, each Lender: (a) is deemed to have requested that each Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report with respect to the Borrower and its Subsidiaries (each, a “Report”) prepared by or at the request of such Agent, and each Agent shall so furnish each Lender with each such Report, (b) expressly agrees and acknowledges that the Agents (i) do not make any representation or warranty as to the accuracy of any Reports, and (ii) shall not be liable for any information contained in any Reports,

-80- (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that any Agent or other party performing any audit or examination will inspect only specific information regarding the Borrower and its Subsidiaries and will rely significantly upon the Borrower’s and its Subsidiaries’ books and records, as well as on representations of their personnel, (d) agrees to keep all Reports and other material, non-public information regarding the Borrower and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 12.19, and (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold any Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of the Borrower, and (ii) to pay and protect, and indemnify, defend and hold any Agent and any other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys’ fees and costs) incurred by any such Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. Section 10.14 [Reserved]. Section 10.15 [Reserved]. Section 10.16 [Reserved]. Section 10.17 Collateral Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Collateral Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether any Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties hereunder and under the other Loan Documents) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

-81- and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Collateral Agent and, in the event that the Collateral Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its agents and counsel, and any other amounts due the Collateral Agent hereunder and under the other Loan Documents. Section 10.18 Erroneous Distribution. If all or any part of any payment or other distribution by or on behalf of the Administrative Agent to the Borrower, any Lender, or any other Person is determined by the Administrative Agent, in its sole discretion, to have been made in error as determined by the Administrative Agent (any such distribution, an “Erroneous Distribution”), then such Borrower, Lender, or other Person, respectively, shall forthwith on written demand (accompanied by a reasonably detailed calculation of such Erroneous Distribution) repay to the Administrative Agent the amount of such Erroneous Distribution received by such Person. Any determination by the Administrative Agent, in its sole discretion, that all or a portion of any distribution to the Borrower, any Lender, or any other Person was an Erroneous Distribution shall be conclusive absent manifest error. Each Debtor, Lender, and other potential recipient of an Erroneous Distribution hereunder waives any claim of discharge for value and any other claim of entitlement to, or in respect of, any Erroneous Distribution. ARTICLE XI GUARANTY Section 11.01 Guaranty. Each Guarantor hereby jointly and severally and unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Borrower, whether or not a claim for post-filing interest is allowed in such Insolvency Proceeding), fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrower, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Secured Parties in enforcing any rights under the guaranty set forth in this Article XI. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Secured Parties under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Borrower. In no event shall the obligation of any Guarantor hereunder exceed the maximum amount such Guarantor could guarantee under any Debtor Relief Law. Section 11.02 Guaranty Absolute. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. Each Guarantor agrees that this Article XI constitutes a guaranty of payment when due and not of

-82- collection and waives any right to require that any resort be made by any Agent or any Lender to any Collateral. The obligations of each Guarantor under this Article XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this Article XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; (d) the existence of any claim, set-off, defense or other right that any Guarantor may have at any time against any Person, including, without limitation, any Secured Party; (e) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or (f) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Secured Parties that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety. This Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Secured Parties or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made. Section 11.03 Waiver. Each Guarantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article XI and any requirement that the Secured Parties exhaust any right or take any action against any Loan Party or any other Person or any Collateral, (iii) any right to compel or direct any Secured Party to seek payment or recovery of any amounts owed under this Article XI from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (iv) any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person or any Collateral, and (v) any other defense available to any Guarantor. Each Guarantor agrees that the Secured

-83- Parties shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Article XI, and acknowledges that this Article XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. Section 11.04 Continuing Guaranty; Assignments. This Article XI is a continuing guaranty and shall (a) remain in full force and effect until the later of Payment in Full of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI and the DIP Termination Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, its Loans owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07. Section 11.05 Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Article XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Secured Parties against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI shall have been Paid in Full and the DIP Termination Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of Payment in Full of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI and the DIP Termination Date, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Article XI thereafter arising. If (i) any Guarantor shall make payment to the Collateral Agent of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Article XI shall be Paid in Full and (iii) the DIP Termination Date shall have occurred, the Collateral Agent will, at such Guarantor’s request and expense, execute and deliver to such Guarantor such documents, without recourse and without representation or warranty, as are requested to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

-84- Section 11.06 Contribution. All Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Guarantor shall be entitled to a contribution from each of the other Guarantors in an amount sufficient to cause each Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to any Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Guarantor, to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Guarantors multiplied by, (b) the aggregate amount paid or distributed on or before such date by all Guarantors under this Guaranty in respect of the Guaranteed Obligations. “Fair Share Contribution Amount” means, with respect to any Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Guarantor for purposes of this Section 11.06, any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to any Guarantor as of any date of determination, an amount equal to (A) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 11.06), minus (B) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 11.06. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 11.06 shall not be construed in any way to limit the liability of any Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 11.06. ARTICLE XII MISCELLANEOUS Section 12.01 Notices, Etc. (a) Notices Generally. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand, sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, telecopier or email. In the case of notices or other communications to any Loan Party, Administrative Agent or the Collateral Agent, as the case may be, they shall be sent to the respective address set forth below (or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01): if to the Borrower or another Loan Party, to it at the following Address: Appgate Cybersecurity, Inc.

-85- Email: [omitted] with a copy to: Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 19922. Attention: Christopher Marcus, Derek I. Hunter, Maddison Levine and Brian Nakhaimousa Email: cmarcus@kirkland.com, derek.hunter@kirkland.com, maddison.levine@kirkland.com and brian.nakhaimousa@kirkland.com if to the Administrative Agent or the Collateral Agent, to it at the following address: U.S. Bank Trust Company, National Association Global Corporate Trust 214 N. Tryon Street, 27th Floor Charlotte, NC 28202 Attention: James A. Hanley Email: agency.services@usbank.com; james.hanley1@usbank.com with a copy to: Shipman & Goodwin LLP One Constitution Plaza Hartford, CT 06103 Attention: Kimberly S. Cohen Email: kcohen@goodwin.com If to the Lenders: Magnetar Financial LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201 Attention: Chief Legal Officer Email: fisecuritynotices@magnetar.com in each case, with a copy to: Willkie Farr & Gallagher LLP 600 Travis Street Houston, TX 77002 Attention: Jennifer Hardy, Esq. and Melainie Mansfield, Esq. Telephone: (713) 510-1766 Email: jhardy2@willkie.com and mmansfield@willkie.com

-86- All notices or other communications sent in accordance with this Section 12.01, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail; provided, that (i) notices sent by overnight courier service shall be deemed to have been given when received and (ii) notices by facsimile or e-mail shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), provided, further that notices to any Agent pursuant to Article II shall not be effective until received by such Agent. (b) Electronic Communications. (i) Each Agent, each Lender and the Borrower agrees to accept notices, reports and other communications (including, without limitation, the financial information required to be delivered pursuant to Section 7.01 and all budgets and reports required to be delivered pursuant to Section 7.03) to it hereunder by electronic communications (including e-mail and Internet or intranet websites). (ii) (A) All notices, reports and other communications (including, without limitation, the financial information required to be delivered pursuant to Section 7.01 and all budgets and reports required to be delivered pursuant to Section 7.03) shall be deemed to have been received upon the sending of the foregoing to the applicable e-mail address as described in the foregoing clause (A) or as otherwise provided to the other parties hereto from time to time and (B) all notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (A), of notification that such notice or communication is available and identifying the website address therefor. (iii) The Loan Parties hereby agree that if either they, any parent company or any Subsidiary of the Loan Parties has publicly traded equity or debt securities in the United States, they shall (and shall cause such parent company or Subsidiary, as the case may be, to) (i) identify in writing, and (ii) to the extent reasonably practicable, clearly and conspicuously mark such notices and other communications that contain only information that is publicly available or that is not material for purposes of United States federal and state securities laws as “PUBLIC”. The Loan Parties agree that by identifying such notices and other communications as “PUBLIC” or publicly filing such notices and other communications with the SEC, then the Agents and the Lenders shall be entitled to treat such notices and other communications as not containing any material non-public information (“MNPI”) for purposes of United States federal and state securities laws. The Loan Parties further represent, warrant, acknowledge and agree that the following documents and materials shall be deemed to be “PUBLIC,” whether or not so marked, and do not contain any MNPI: (A) the Loan Documents, including the schedules and exhibits attached thereto, and (B) administrative materials of a customary nature prepared by the Loan Parties or any Agent (including, Notices of Borrowing). (iv) The Borrower and Guarantors each agree to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Administrative Agent and the Collateral Agent including without limitation the risk of the

-87- Administrative Agent and the Collateral Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties. Section 12.02 Amendments, Etc. (a) Subject to the terms of the DIP Orders, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (x) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency or granting a new Lien for the benefit of the Agents and the Lenders or extending an existing Lien over additional property, by the Agents and the Borrower, (y) in the case of any other waiver or consent, by the Required Lenders (or by the Agents with the consent of the Required Lenders) and (z) in the case of any other amendment, by the Required Lenders (or by the Agents with the consent of the Required Lenders) and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that copies of all executed amendments, waivers and consents shall be provided to the Agents promptly after execution; provided, further, however, that no amendment, waiver or consent shall: (i) increase or reinstate the Commitment of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any scheduled date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, in each case, without the written consent of such Lender; (ii) increase the Total Commitment without the written consent of each Lender; (iii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Lenders or any of them to take any action hereunder without the written consent of each Lender; (iv) amend the definition of “Required Lenders” or “Pro Rata Share” without the written consent of each Lender; (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate the Obligations in right of payment to any other Indebtedness, subordinate any Lien granted in favor of the Collateral Agent for the benefit of the Agents and the Lenders, or release any Loan Party, in each case, without the written consent of each Lender; provided, that the Required Lenders may elect to release all or a substantial portion of the Collateral without the requirement to obtain the written consent of each Lender if such release is in connection with (x) an exercise of remedies by the Collateral Agent at the direction of the Required Lenders pursuant to Section 9.01 or (y) any Disposition of all or a substantial portion of the Collateral by one or more of the Loan Parties with the consent of the Required Lenders after the occurrence and during the continuance of an Event of Default so long as such Disposition is conducted in a commercially reasonable manner as if

-88- such Disposition were a disposition of Collateral by a secured creditor in accordance with Article 9 of the UCC; or (vi) amend, modify or waive Section 4.02, Section 4.03, Section 4.09, Section 10.08, Section 10.17 or this Section 12.02 of this Agreement without the written consent of each Lender. (b) Notwithstanding anything to the contrary in Section 12.02(a): (i) no amendment, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent under this Agreement or the other Loan Documents; and (ii) no consent of any Loan Party shall be required to change any order of priority set forth in Section 2.05(d) and Section 4.03. Section 12.03 No Waiver; Remedies, Etc. No failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agents and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person. Section 12.04 Expenses; Attorneys’ Fees. Each Loan Party hereby agrees to pay or reimburse all reasonable and documented costs and expenses incurred by or on behalf of the Agents and (to the extent set forth below) the Lenders, including, without limitation (i) reasonable fees, documented costs, client charges and expenses of counsel for the Agents, to the extent set forth below (limited to the reasonable and documented fees and expenses of (I) Shipman & Goodwin LLP, counsel for the Agents (II) Willkie Farr & Gallagher LLP, counsel to the Lenders and (III), if reasonably necessary, any regulatory or other special counsel to the Agents and the Lenders taken as whole, and, in the event of any reasonably perceived or actual conflict of interest, additional counsel of each relevant type to the affected parties), and, any other professional advisors, including M3 Partners, LP, retained by Lenders and (ii) reasonable and documented fees, costs, client charges and expenses of the Agents and Lenders relating accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, title searches, and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of the DIP Orders, this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to this Agreement or the DIP Orders or the review of any of the agreements, instruments and documents referred to in Section 7.17 or the DIP Orders), (b) any requested amendments, waivers or consents to the DIP Orders, this Agreement or the other Loan Documents whether or not such documents become effective or are

-89- given, and (c) the preservation and protection of the Agents’ or any of the Lenders’ rights under this Agreement, the other Loan Documents or the DIP Orders, (d) the defense of any claim or action asserted or brought against any Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the DIP Orders, the Agents’ or the Lenders’ claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement, any other Loan Document or the DIP Orders, including (x) the Chapter 11 Cases and (y) defending and prosecuting any actions or proceedings arising out of or relating to the Obligations, the liens securing the Obligations, or any transaction related to or arising in connection with this Agreement or the other Loan Documents, (f) the filing of any petition, complaint, answer, motion or other pleading by any Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement, any other Loan Document or the DIP Orders, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement, any other Loan Document or the DIP Orders, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement, any other Loan Document or the DIP Orders, (i) any attempt to collect from any Loan Party and (j) the receipt by any Agent or any Lender of any advice from professionals with respect to any of the foregoing. Without limitation of the foregoing or any other provision of any Loan Document or the DIP Orders, if any Loan Party or any Subsidiary thereof fail to perform any covenant or agreement contained herein, in any other Loan Document or the DIP Orders, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of such Agent incurred in connection therewith shall be reimbursed on demand by the Loan Parties. The obligations each Loan Party under this Section 12.04 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents or DIP Orders. This Section shall not apply with respect to Taxes other than any Taxes that represent losses, claims, or damages, arising from any non-Tax claim. Section 12.05 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Agent or any Lender may, and is hereby authorized to, at any time and from time to time, subject to the terms of the Interim DIP Order and Final DIP Order and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Agent or such Lender or any of their respective Affiliates to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not such Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Each Agent and each Lender agrees to notify such Loan Party promptly after any such set-off and application made by such Agent or such Lender or any of their respective Affiliates provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents and the Lenders under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agents and the Lenders may have under this Agreement or any other Loan Documents of law or otherwise. Section 12.06 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

-90- Section 12.07 Assignments and Participations. (a) This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder or under the other Loan Documents without the prior written consent of each Lender and any such assignment without the Lenders’ prior written consent shall be null and void. (b) Subject to the conditions set forth in clause (c) below, each Lender may assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to all or a portion of its Commitment and any Loan made by it with the prior written consent of the Borrower (such consent not to be unreasonably withheld, conditioned, or delayed); provided that the Borrower shall be deemed to have consented to any such assignment unless it shall have objected thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof; provided, however, that no written consent of the Borrower shall be required (A) in connection with any assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender, (B) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender, or (C) in connection with any assignment by a Lender during the continuance of an Event of Default. (c) Assignments shall be subject to the following additional conditions: (i) Each such assignment shall be in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender’s Commitment) (except such minimum amount shall not apply to an assignment by a Lender to (A) a Lender, an Affiliate of such Lender or a Related Fund of such Lender or (B) a group of new Lenders, each of whom is an Affiliate or Related Fund of each other to the extent the aggregate amount to be assigned to all such new Lenders is at least $5,000,000 or a multiple of $1,000,000 in excess thereof); (ii) The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Administrative Agent, a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender) and all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering or terrorist financing rules and regulations, including the USA PATRIOT Act; and (iii) No such assignment shall be made to (A) any Loan Party or any of their respective Affiliates or (B) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

-91- (d) Upon such execution, delivery and acceptance, from and after the recordation on the Register, (A) the assignee thereunder shall become a “Lender” hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto). (e) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender. (f) The Administrative Agent shall, acting solely for this purpose as a non- fiduciary agent of the Borrower, maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitments of, and the principal amount of the Loans (and stated interest thereon) (the “Registered Loans”) owing to each Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior written notice. (g) Upon receipt by the Administrative Agent of a completed Assignment and Acceptance, the Administrative Agent shall accept such assignment, record the information

-92- contained therein in the Register (as adjusted to reflect any principal payments on or amounts capitalized and added to the principal balance of the Loans and/or Commitment reductions made subsequent to the effective date of the applicable assignment, as confirmed in writing by the corresponding assignor and assignee in conjunction with delivery of the assignment to the Administrative Agent) and provide to the Collateral Agent a copy of the fully executed Assignment and Acceptance. (h) A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). (i) If any Lender sells participations in a Registered Loan, such Lender shall, acting for this purpose as a non-fiduciary agent on behalf of the Borrower, maintain, or cause to be maintained, a register, on which it enters the name of all participants in the Registered Loans held by it and the principal amount (and stated interest thereon) of the portion of the Registered Loan that is the subject of the participation (the “Participant Register”). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. The Participant Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice, to the extent that disclosure of information in the Participant Register is necessary to establish that the applicable commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. (j) [Reserved]. (k) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans made by it); provided, that (i) such Lender’s obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a

-93- substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document). The Borrower agrees that each participant shall be entitled to the benefits of Sections 2.07 (subject to the requirements and limitations therein, including the requirements under Section 2.07(e) (it being understood that the documentation required under Section 2.07(e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (c) of this Section 12.07; provided that (x) a participant shall not be entitled to receive any greater payment under Section 2.07 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, except to the extent such entitlement to receive a greater payment results from a change in applicable law that occurs after the participant acquired the applicable participation. Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis. Section 12.09 Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK (AND TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE, THE BANKRUPTCY RULES AND THE LOCAL RULES OF THE BANKRTUPCY COURT). Section 12.10 Consent to Jurisdiction; Service of Process and Venue. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE UNITED STATED BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE, AND IF THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE DOES NOT HAVE, OR ABSTAINS FROM EXERCISING JURISDICTION, THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (EXCEPT TO THE EXTENT THAT THE PROVISIONS OF THE BANKRUPTCY CODE ARE APPLICABLE AND SPECIFICALLY CONFLICT WITH THE FOREGOING), AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR

-94- PROCEEDING BY ANY MEANS PERMITTED BY APPLICABLE LAW, INCLUDING, WITHOUT LIMITATION, BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. (b) Each party hereto irrevocably and unconditionally agrees that it will not commence any action or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the Bankruptcy Court, and if the Bankruptcy Court does not have or abstains from exercising jurisdiction, the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof (except to the extent that the provisions of the Bankruptcy Code are applicable and specifically conflict with the foregoing). (c) Notwithstanding any other provision of this Section 12.10, the Bankruptcy Court shall have exclusive jurisdiction over any action or dispute involving, relating to or arising out of this Agreement or the other Loan Documents. Section 12.11 Waiver of Jury Trial, etc. EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT

-95- AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT. Section 12.12 Consent by the Agents and Lenders. Except as otherwise expressly set forth herein to the contrary or in any other Loan Document, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of any Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith. Section 12.13 [Reserved]. Section 12.14 Reinstatement; Certain Payments. If any claim is ever made upon any Secured Party for repayment or recovery of any amount or amounts received by such Secured Party in payment or on account of any of the Obligations, such Secured Party shall give prompt notice of such claim to each other Agent and Lender and the Borrower, and if such Secured Party repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Secured Party or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by such Secured Party with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Secured Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Secured Party. Section 12.15 Indemnification; Limitation of Liability for Certain Damages. (a) In addition to each Loan Party’s other Obligations under this Agreement, the Loan Documents and the DIP Orders, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Secured Party and all of their respective Related Parties (collectively called the “Indemnitees”) from and against any and all claims, losses, damages, liabilities, obligations, penalties, fees, reasonable and documented costs and expenses (including, without limitation, reasonable and documented attorneys’ fees and expenses limited to the reasonable and documented fees and expenses of (I) Shipman & Goodwin LLP, counsel for the Agents, (II) Willkie Farr & Gallagher LLP, counsel to the Lenders and (III), if necessary, local counsel in each relevant jurisdiction material to the interests for each of the Indemnitees (taken as a whole) (which may include a single special counsel acting in multiple jurisdictions) (and any successor counsel to each), any regulatory or other special counsel to the Agents reasonably deemed necessary by the Agents and, in the event of any actual conflict of interest, conflicts

-96- counsel in each relevant jurisdiction to each group of affected Lenders that are similarly situated (taken as a whole)) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document, the DIP Orders, the Chapter 11 Cases, any Environmental Claim or any other document executed in connection with the transactions contemplated by this Agreement or the DIP Orders, (ii) any Agent’s or any Lender’s furnishing of funds to the Borrower under this Agreement, the other Loan Documents or the DIP Orders, including, without limitation, the management of any such Debtor’s use of the proceeds thereof, (iii) the Agents and the Lenders relying on any instructions of the Borrower or the handling of the Collateral of the Borrower and its Subsidiaries as herein provided, (iv) any matter relating to the financing transactions contemplated by this Agreement, the other Loan Documents, the DIP Orders or by any document executed in connection with the transactions contemplated by this Agreement, the other Loan Documents or the DIP Orders, or (v) any claim, including any litigation, investigation or proceeding relating to or arising out of any of the foregoing, whether or not any Indemnitee is a party thereto and whether or not the transactions contemplated under this Agreement, the Loan Documents or the DIP Orders are consummated (collectively, the “Indemnified Matters”); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection for any Indemnified Matters arising solely from the gross negligence or willful misconduct of such Indemnitee or their respective directors, officers, employees, partners or other representatives, as determined by a final non-appealable judgment of a court of competent jurisdiction. (b) To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. (c) No Loan Party shall assert, and each Loan Party hereby waives, any claim against the Indemnitees, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Loan Party hereby waives, releases and agrees not to sue upon any such claim or seek any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. (d) This Section shall not apply with respect to Taxes other than any Taxes that represent losses, claims, or damages, arising from any non-Tax claim. The indemnities and waivers set forth in this Section 12.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents. Section 12.16 Records. The unpaid principal of and interest on the Loans, the interest rate or rates applicable to such unpaid principal and interest, the duration of such

-97- applicability, the Commitments, and the accrued and unpaid fees payable, shall at all times be ascertained from the records of the Agents, which shall be conclusive and binding absent manifest error. Section 12.17 Binding Effect. This Agreement shall become effective when it shall have been executed by each Loan Party, each Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agents, and thereafter shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Agent and each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof. Section 12.18 Highest Lawful Rate. It is the intention of the parties hereto that each Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to any Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Agent or any Lender that is contracted for, taken, reserved, charged or received by such Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by such Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be Paid in Full, refunded by such Agent or such Lender, as applicable, to the Borrower); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall, subject to the last sentence of this Section 12.18, be canceled automatically by such Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be Paid in Full, refunded by such Agent or such Lender to the Borrower). All sums paid or agreed to be paid to any Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until Payment in Full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (x) the amount of interest payable to any Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Agent or such Lender pursuant to this Section 12.18 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Agent or such Lender would

-98- be less than the amount of interest payable to such Agent or such Lender computed at the Highest Lawful Rate applicable to such Agent or such Lender, then the amount of interest payable to such Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Agent or such Lender until the total amount of interest payable to such Agent or such Lender shall equal the total amount of interest which would have been payable to such Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.18. For purposes of this Section 12.18, the term “applicable law” means that law in effect from time to time and applicable to the loan transaction between the Borrower, on the one hand, and the Agents and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America. The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration. Section 12.19 Confidentiality. Each Agent and each Lender agrees (on behalf of itself and its Related Parties) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non- public information supplied to it by or on behalf of the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified in writing by the Loan Parties as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure by any Agent or any Lender of any such information (i) to its Affiliates, its Related Parties or the Related Parties of any Person described in clause (ii) or (iii) below) (it being understood that the Persons to whom such disclosure is made either will be informed of the confidential nature of such information and instructed to keep such information confidential in accordance with this Section 12.19 or is subject to other customary confidentiality obligations); (ii) to any other party hereto; (iii) to any assignee (or prospective assignee) so long as such assignee (or prospective assignee) agrees, in writing, to be bound by or is otherwise subject to customary confidentiality obligations (including, without limitation, confidentiality provisions similar in substance to this Section 12.19); (iv) to the extent required by any applicable law or judicial process or as otherwise requested by any Governmental Authority; (v) to the National Association of Insurance Commissioners or any similar organization, any examiner, auditor or accountant or any nationally recognized rating agency; (vi) in connection with any litigation to which any Agent or any Lender is a party; (vii) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (viii) to any other Person if such information is general portfolio information that does not identity the Loan Parties, or (ix) with the consent of the Borrower. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to any Agent or

-99- any Lender in connection with the administration of this Agreement, the other Loan Documents and the Commitments. Section 12.20 Public Disclosure. Each Loan Party agrees that neither it nor any of its Affiliates will now or in the future issue any press release or other public disclosure using the name of an Agent, any Lender or any of their respective Affiliates or referring to this Agreement or any other Loan Document without the prior written consent of such Agent or such Lender (which consent may be provided via e-mail), except to the extent that such Loan Party or such Affiliate is required to do so under applicable law (in which event, such Loan Party or such Affiliate will, to the extent practicable to do so consult with such Agent or such Lender before issuing such press release or other public disclosure). Each Loan Party hereby authorizes each Agent and each Lender, after consultation with the Borrower, to advertise the closing of the transactions contemplated by this Agreement, and to make appropriate announcements of the financial arrangements entered into among the parties hereto, as such Agent or such Lender shall deem appropriate, including, without limitation, on a home page or similar place for dissemination of information on the Internet or worldwide web, or in announcements commonly known as tombstones, in such trade publications, business journals, newspapers of general circulation and to such selected parties as such Agent or such Lender shall deem appropriate. Section 12.21 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. Section 12.22 USA PATRIOT Act. Each Agent and each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the entities composing the Borrower, which information includes the name and address of each such entity and other information that will allow such Lender or such Agent, as applicable to identify the Borrower in accordance with the USA PATRIOT Act. Each Loan Party agrees to take such action and execute, acknowledge and deliver at its sole cost and expense, such instruments and documents as any Lender or any Agent may reasonably require from time to time in order to enable such Lender or such Agent, as applicable, to comply with the USA PATRIOT Act. Section 12.23 Judgment Currency. This is an international financial transaction in which the specification of a currency and payment in New York is of the essence. Dollars shall be the currency of account in the case of all payments pursuant to or arising under this Agreement or under any other Loan Document, and all such payments shall be made to the Administrative Agent’s Accounts in New York in immediately available funds. To the fullest extent permitted by applicable law, the obligations of each Loan Party to the Secured Parties under this Agreement and under the other Loan Documents shall not be discharged by any amount paid in any other currency or in a place other than to the Administrative Agent’s Accounts in New York to the extent that the amount so paid after conversion under this Agreement and transfer to New York does not yield the amount of Dollars in New York due under this Agreement and under the other Loan Documents. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars into another currency (the “Other Currency”), to the fullest extent

-100- permitted by applicable law, the rate of exchange used shall be that at which the Administrative Agent could, in accordance with normal procedures, purchase Dollars with the Other Currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Secured Parties hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that, on the Business Day immediately following the date on which the Administrative Agent receives any sum adjudged to be so due in the Other Currency, the Administrative Agent may, in accordance with normal banking procedures, purchase Dollars with the Other Currency. If the Dollars so purchased are less than the sum originally due to the Secured Parties in Dollars, each Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Secured Parties against such loss, and if the Dollars so purchased exceed the sum originally due to the Secured Parties in Dollars, the Secured Parties agrees to remit to the Loan Parties such excess. Section 12.24 Waiver of Immunity. To the extent that any Loan Party has or hereafter may acquire (or may be attributed, whether or not claimed) any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service of process or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Loan Party hereby irrevocably waives and agrees not to plead or claim, to the fullest extent permitted by law, such immunity in respect of (a) its obligations under the Loan Documents, (b) any legal proceedings to enforce such obligations and (c) any legal proceedings to enforce any judgment rendered in any proceedings to enforce such obligations. Each Loan Party hereby agrees that the waivers set forth in this Section 12.24 shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act and are intended to be irrevocable for purposes of the Foreign Sovereign Immunities Act. Section 12.25 Conflict; Control. In the event of any inconsistency between the terms and conditions of the Loan Documents, the Interim DIP Order or the Final DIP Order, the provisions of the Interim DIP Order or Final DIP Order, as the case may be, shall govern and control. Section 12.26 Bankruptcy Matters. Subject to the terms of the DIP Orders, this Agreement, the other Loan Documents, and all Liens and Liens and other rights and privileges created hereby or pursuant hereto or to any other Loan Document shall be binding upon each Debtor, the estate of each Debtor, and any trustee, other estate representative or any successor in interest of any Debtor in any Chapter 11 Case or any subsequent case commenced under Chapter 7 of the Bankruptcy Code. This Agreement and the other Loan Documents shall be binding upon, and inure to the benefit of, the successors of each Agent and the Lenders and their respective assigns, transferees and endorsees. The Liens created by this Agreement and the other Loan Documents shall be and remain valid and perfected in the event of the substantive consolidation or conversion of any Chapter 11 Case or any other bankruptcy case of any Debtor to a case under Chapter 7 of the Bankruptcy Code or in the event of dismissal of any Chapter 11 Case or the release of any Collateral from the jurisdiction of the Bankruptcy Court for any reason, without the necessity that the Administrative Agent file financing statements or otherwise perfect its Liens under applicable law. No Loan Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of the Administrative Agent and the Lenders. Any such purported

-101- assignment, transfer, hypothecation or other conveyance by any Loan Party without the prior express written consent of the Administrative Agent and the Lenders shall be void. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each Loan Party, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement or any of the other Loan Documents. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

-1- IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. Borrower: APPGATE CYBERSECURITY, INC. By:___________________________________ Name: Title: Guarantors: APPGATE, INC., as Guarantor By: _________________________________ Name: Title: CRYPTZONE WORLDWIDE, INC., as Guarantor By: _________________________________ Name: Title: CRYPTZONE INTERNATIONAL HOLDINGS, INC., as Guarantor By: _________________________________ Name: Title:

-2- CRYPTZONE NORTH AMERICA, INC., as Guarantor By: _________________________________ Name: Title: IMMUNITY, INC., as Guarantor By: _________________________________ Name: Title: IMMUNITY FEDERAL SERVICES, LLC, as Guarantor By: _________________________________ Name: Title: IMMUNITY PRODUCTS, LLC, as Guarantor By: _________________________________ Name: Title:

-3- IMMUNITY SERVICES, LLC as Guarantor By: _________________________________ Name: Title: EASY SOLUTIONS ENTERPRISES CORP., as Guarantor By: _________________________________ Name: Title: EASY SOLUTIONS, INC., as Guarantor By: _________________________________ Name: Title: CATBIRD NETWORKS, INC., as Guarantor By: _________________________________ Name: Title:

-4- COLLATERAL AGENT AND ADMINISTRATIVE AGENT: U.S. BANK TRUST COMPANY, NATIONAL ASSOCATION By: Name: Title:

-5- LENDERS: By: Name: Title: